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                                                               Exhibit 3.1


                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                VARIAGENICS, INC.
                        Pursuant to Sections 242 and 245
                        of the General Corporation Law of
                              the State of Delaware


      Variagenics, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

      At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:


      RESOLVED: That Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted and the following Article FOURTH is inserted in lieu thereof:

            FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) Three Million Nine Hundred Twenty-Seven Thousand Five Hundred Nineteen (3,927,519) shares of Common Stock, $.0l par value per share ("Common Stock"), and (ii) Two Million Five Hundred Three Thousand Seven Hundred Eighty-Seven (2,503,787) shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), of which Five Hundred Three Thousand Seven Hundred Eighty-Seven (503,787) shares have been designated Series A Convertible Preferred Stock and Two Million (2,000,000) shares have been designated Series B Convertible Preferred Stock.

      The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class and series of capital stock of the Corporation.
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A.    COMMON STOCK.

      1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

      2. Voting. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

            The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding, including shares issuable upon conversion of shares of Preferred Stock then outstanding, and upon exercise of options and warrants then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

      3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

      4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.    PREFERRED STOCK.

      Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

      Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General


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Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C. SERIES A CONVERTIBLE PREFERRED STOCK AND SERIES B CONVERTIBLE PREFERRED
STOCK.

      Five Hundred Three Thousand Seven Hundred Eighty-Seven (503,787) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") and Two Million (2,000,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"), each of the Series A and B Preferred Stock with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

      1.    Dividends.

            (a) The holders of the outstanding shares of Series A and B Preferred Stock shall, sharing ratably, assuming the conversion of all shares to shares of Common Stock as provided in Paragraph 4 (an "As Converted Basis"), be entitled to receive, out of any funds legally available therefor, (i) prior to any distribution (as defined below) to the holders of Common Stock, non-cumulative dividends payable in cash or in kind at the election of the Corporation when and if declared by the Board of Directors of the Corporation, at the annual rate of $0.51 per share per annum, and (ii) such dividends or distributions when and if declared by the Board of Directors of the Corporation sharing ratably with holders of Common Stock on an As Converted Basis.

            (b) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock or the Series C Convertible Preferred Stock (the "Series C Preferred Stock") until the holders of the Series A and B Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series A and B Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series A or B Preferred Stock is then convertible.

            (c) For purposes of this Paragraph 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases


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of Common Stock held by employees or directors of, or consultants to, the
Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

       2. Liquidation, Dissolution or Winding up; Certain Mergers, Consolidations and Asset Sales.

            (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A and B Preferred Stock then outstanding, sharing ratably on the basis of the respective A and B Liquidation Amounts (as defined below), shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A and B Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock, Series C Preferred Stock or any other class or series of stock ranking on liquidation junior to the Series A and B Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount (the "A Liquidation Amount" and the "B Liquidation Amount" as applicable) equal to the greater of (i) $9.24 per share with respect to shares of Series A Preferred Stock and $6.45 per share with respect to shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared or accrued but unpaid thereon, or (ii) such amount per share as would have been payable had each such share been converted into Common Stock pursuant to Paragraph 4 immediately prior to such liquidation, dissolution or winding up. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A and B Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A and B Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Series A and B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

            (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series A and B Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series A and B Preferred Stock, holders of Series A or B Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, and holders of shares of Junior Stock then outstanding shall share ratably, on an As Converted Basis, in the remaining assets and funds of the Corporation available for distribution to its stockholders.


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            (c) In the event of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, if the holders of a majority of the then outstanding shares of Series A, B and C Preferred Stock, exclusively and voting together as a single class, so elect by giving written notice thereof to the Corporation at least three days before the effective date of such event, then such merger, consolidation or asset sale shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subparagraphs 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series A, B and C Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series A, B and C Preferred Stock in order to assist them in determining whether to make such an election. If the holders of the Series A, B and C Preferred Stock make such an election, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series A, B and C Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subparagraph (c) is given, the provisions of Subparagraph 4(i) shall apply.

      3.    Voting.

            (a) Each holder of outstanding shares of Series A or B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A or B Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Paragraph 4 of this Section C), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subparagraphs 3(b), 3(c), 3(d), 3(f), 3(g), 3(h), 3(i) or 3(j) below, by the provisions of Paragraph 7 or by the provisions establishing any other series of Series Preferred Stock, holders of Series A and B Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

            (b) The holders of record of the shares of Series A Preferred Stock, exclusively and voting as a separate class, shall be entitled to elect, by an affirmative vote or written consent of a majority of the issued and outstanding shares of Series A Preferred Stock, two (2) directors of the Corporation which shall be designated by a majority in interest of the


                                       5
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shares of Series A Preferred Stock; provided that such class voting rights shall terminate upon the earlier of June 20, 2007 or the closing of the Corporation's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $15,000,000 of gross proceeds to the Corporation at a minimum price of $20.00 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events) (a "Qualified Public Offering"). At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the directors as set forth in the first sentence of this Paragraph 3(b). Any vacancy in said directorship shall be filled only by the nomination of a replacement director by a majority in interest of the shares of Series A Preferred Stock and an affirmative vote or written consent as described in the first sentence of this Paragraph 3(b).

            (c) The holders of record of the shares of Series B Preferred Stock, exclusively and voting as a separate class, shall be entitled to elect, by an affirmative vote or written consent of a majority of the issued and outstanding shares of Series B Preferred Stock, three (3) directors of the Corporation (one of which shall be designated by Atlas Venture Fund III, L.P. ("Atlas Venture"), one of which shall be designated by Forward Ventures Vanguard Fund II ("Forward Ventures") and one of which shall be designated by Oxford Bioscience Partners II, L.P., Oxford Bioscience Partners (Adjunct) II LP, and Oxford Bioscience Partners (Bermuda) II Limited Partnership (collectively "Oxford Bioscience"); provided that such class voting rights shall terminate upon the earlier of June 20, 2007 or the closing of a Qualified Public Offering by the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series B Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the directors as set forth in the first sentence of this Paragraph 3(c). Any vacancy in said directorships shall be filled only by a replacement director designated by the same party who designated the departed director and an affirmative vote or written consent as described in the first sentence of this Paragraph 3(c).

            (d) The holders of record of the shares of Series A and B Preferred Stock, exclusively and voting together as a single class, shall be entitled to elect, by an affirmative vote or written consent of not less than 66 2/3% of the issued and outstanding shares of Series A and B Preferred Stock, one (1) director of the Corporation nominated by a majority of the Board of Directors; provided that such class voting rights shall terminate upon the earliest to occur of (i) less than 50,000 shares of Preferred Stock being outstanding at the time of such vote, (ii) June 20, 2007 or (iii) the closing of a Qualified Public Offering by the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock then outstanding and a majority of the Series B Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the director as set forth in the first sentence of this Paragraph 3(d). Any vacancy in said directorship shall be filled only by the nomination of a replacement director by a majority of the Board of Directors and an affirmative vote or written consent as described in the first sentence of this Paragraph 3(d).


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            (e) The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A and B Preferred Stock and the Series C Preferred Stock), voting together as a single class, shall be entitled to elect by a majority vote the balance of the total number of directors of the Corporation.

            (f) The Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of Qualified Series A and B Preferred Stock (as defined in Subparagraph 3(j) hereof), exclusively and voting together as a single class:

            (1) repurchase any of its Common Stock except in connection with the termination of employment of the holder thereof;

            (2) take or permit to be taken any actions that would result in any holder of Series A Preferred Stock being required to recognize taxable income under Section 305 of the Internal Revenue Code of 1986, as amended (or any successor provision);

            (3) declare or pay any dividends on the Common Stock; or

            (4) (A) merge with or into or consolidate with any other corporation, (B) sell, lease, or otherwise dispose of all or substantially all of its properties or assets, (C) assign, grant a license under or otherwise transfer all or substantially all of its technology or intellectual property rights;

provided that such voting rights shall terminate upon the closing of a Qualified Public Offering.

            (g) The Corporation shall not, without the affirmative vote or written consent of the holders of not less than 66 2/3% of the issued and outstanding shares of Qualified Series A and B Preferred Stock (as defined in subparagraph 3(j) hereof), exclusively and voting together as a single class:

            (1) permit any change in the number of directorships of the Corporation, which number shall initially be eight (8); or

            (2) authorize, issue or sell equity securities of the Corporation, options, warrants or other rights to subscribe for, purchase or otherwise acquire any equity securities of the Corporation, or any debt securities convertible into equity securities of the Corporation, other than equity securities issued upon conversion of convertible securities and equity securities issued upon exercise of securities exercisable for equity securities, in a transaction resulting in an entity, except for Rovent II Limited Partnership and Advent Partners Limited Partnership (collectively "Advent International Corporation"), Atlas Venture, Forward Ventures, The Goldman Sachs Group, L.P. ("Goldman Sachs"), Oxford Bioscience or Kummell Investments Limited (all of the foregoing collectively, the "Investors"), having beneficial ownership of 15% or more of the equity securities of the Corporation;


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

provided that such voting rights shall terminate upon the closing of a Qualified Public Offering.

            (h) The Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of Qualified Series A Preferred Stock, exclusively and voting as a separate class:

            (1) authorize, issue or sell any equity security or any security convertible into or evidencing the right to purchase shares of such securities having rights, preferences and privileges senior to or on a parity with the Series A Preferred Stock (other than two million (2,000,000) shares of Series B Preferred Stock, which is on a parity with the Series A Preferred Stock); or

            (2) amend, alter or repeal in any way any provision of the Corporation's Certificate of Incorporation, in order to (i) increase the number of authorized shares of Series A Preferred Stock or (ii) effect any change which would have an adverse effect on the rights, preferences and privileges of the Series A Preferred Stock;

provided that such voting rights shall terminate upon the closing of a Qualified Public Offering.

            (i) The Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of Qualified Series B Preferred Stock, exclusively and voting as a separate class:

            (1) authorize, issue or sell any equity security or any security convertible into or evidencing the right to purchase shares of such securities having rights, preferences and privileges senior to or on a parity with the Series B Preferred Stock; or

            (2) amend, alter or repeal in any way any provision of the Corporation's Certificate of Incorporation, in order to (i) increase the number of authorized shares of Series B Preferred Stock or (ii) effect any change which would have an adverse effect on the rights, preferences and privileges of the Series B Preferred Stock;

provided that such voting rights shall terminate upon the closing of a Qualified Public Offering.

            (j) For purposes of this Article FOURTH "Qualified Series A Preferred Stock" or "Qualified Series B Stock" shall mean shares of Series A or B Preferred Stock held by an Investor (as defined in Paragraph 3(g)(2) hereof), an Affiliate of an Investor or a person who (i) acquired at least 50,000 shares of Series A or B Preferred Stock, including shares of Common Stock into which such shares were converted, as adjusted for stock splits, stock dividends, recapitalization and similar events, (ii) at the time of such acquisition delivered to the Corporation a written instrument identifying itself, giving the Corporation notice of the acquisition of such shares, identifying any securities of the Corporation owned or acquired by it and agreeing that such person will keep confidential and will not disclose or divulge any confidential, proprietary or secure


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      information which such person may obtain from the Corporation pursuant to financial statements, reports and other materials submitted by the Corporation to such person, unless such information is known, or until such information becomes known, to the public; provided however, that such person may disclose such information (A) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with it investment in the Corporation, (B) to any prospective purchaser of any Qualified Series A or B Preferred Shares from such person (other than a person or entity described in (iii) below, as long as such prospective purchaser agrees in writing to be bound by the provisions of this subsection (ii), (C) to any Affiliate to such person or to a partner, shareholder or subsidiary of such person who is bound to protect the confidential or proprietary nature of such information, (D) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such person, (E) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, or (F) in order to comply with any law, order, regulation or ruling applicable to such holder, and (iii) is not reasonably determined by the Board of Directors of the Corporation to be affiliated with a competition of the Corporation or otherwise have interests adverse to the best interests of the Corporation. Notwithstanding anything to the contrary contained herein any shares of Series A or B Preferred Stock transferred by any Investor which is a partnership or corporation to any partner, retired partner or stockholder thereof, who agrees to be bound as set forth in subsection (ii) above shall be Qualified Preferred Shares. For purposes of this subsection, "Affiliate" shall mean, in respect of any person or entity controlling, controlled by, or under common control with, such person or entity, and the term "control" shall have the meaning given to it under the Securities Act or 1933, as amended and the rules and regulations promulgated thereunder.

      4. Optional Conversion. The holders of the Series A and B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert. Each share of Series A and B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by (i) dividing $9.24 by the Series A Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series A Preferred Stock, and (ii) dividing $6.45 by the Series B Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series B Preferred Stock. The "Series A Conversion Price" shall initially be $9.24, and the "Series B Conversion Price" shall initially be $6.45. Such initial Series A Conversion Price and Series B Conversion Price (collectively sometimes referred to as "Conversion Prices"), and the rate at which shares of Series A and Preferred Stock and Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

      In the event of a notice of redemption of any shares of Series A or B Preferred Stock pursuant to Paragraph 6 of this Section C, the Conversion Rights of the shares designated for


                                       9
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redemption shall terminate at the close of business on the fifth day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A and B Preferred Stock.

            (b) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A or B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price or Series B Conversion Price, as applicable.

            (c)   Mechanics of Conversion.

                  (i) In order for a holder of Series A or B Preferred Stock to convert shares of Series A or B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A or B Preferred Stock, at the office of the transfer agent for the Series A or B Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A or B Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A or B Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                  (ii) The Corporation shall at all times when the Series A and B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A and B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A and B Preferred Stock.

                  (iii) Upon any such conversion, no adjustment to the Conversion Prices shall be made for any declared or accrued but unpaid dividends on the Series A or B


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

      Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                  (iv) All shares of Series A and B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared or accrued but unpaid thereon. Any shares of Series A and B Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series A or B Preferred Stock accordingly.

                  (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A or B Preferred Stock pursuant to this Paragraph 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A or B Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

            (d)   Adjustments to Conversion Prices for Diluting Issues:

                  (i) Special Definitions. For purposes of this Subparagraph 4(d), the following definitions shall apply:

                        (A) "Option" shall mean rights, options or warrants to
            subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options to acquire shares described in Subparagraph 4(d)(i)(D) below.

                        (B) "Original Issue Date" shall mean the date on which
            the first share of Series B Preferred Stock was issued.

                        (C) "Convertible Securities" shall mean any evidences of
            indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                        (D) "Additional Shares of Common Stock" shall mean all
            shares of Common Stock issued (or, pursuant to Subparagraph 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                              (I) upon conversion of shares of Series A or B Preferred Stock outstanding on the Original Issue Date;

                              (II) as a dividend or distribution on Series A or B Preferred Stock;

                              (III) by reason of a dividend, stock split,
                                    split-up or other distribution on shares of Common Stock that are excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (I) and (II) or this clause (III); or

                              (IV) to employees or directors of, or consultants to, the Corporation pursuant to any plan, arrangement or agreement approved by the Board of Directors of the Corporation.

                  (ii) No Adjustment of Conversion Prices. No adjustment in the number of shares of Common Stock into which the Series A or B Preferred Stock is convertible shall be made, by adjustment in the applicable Series A Conversion Price or Series B Conversion Price thereof: (A) unless the consideration per share (determined pursuant to Subparagraph 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series B Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or
      (B) if prior to such issuance, the Corporation receives written notice from the holders of a majority of the then outstanding shares of Series A and B Preferred Stock, exclusively and voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                  (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subparagraph 4(d)(v) of this Section C) of such Additional Shares of Common Stock would be less than the Series B Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                        (A) No further adjustment in the Conversion Prices shall
            be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                        (B) If such Options or Convertible Securities by their
            terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Prices computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                        (C) Upon the expiration or termination of any
            unexercised Option, the Conversion Prices then in effect shall forthwith be readjusted to such Conversion Prices as would have obtained had the adjustment which was made upon the issuance of such unexercised Option not been made, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Prices;

                        (D) In the event of any change in the number of shares
            of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Prices then in effect shall forthwith be readjusted to such Conversion Prices as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                        (E) No readjustment pursuant to clause (B), (C) or (D)
            above shall have the effect of increasing either Conversion Price to an amount which exceeds the lower of (i) the applicable Conversion Price on the original adjustment date, or (ii) the applicable Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                  (iv) Adjustment of Conversion Prices Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall at any time issue Additional

      Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subparagraph 4(d)(iii), but excluding shares issued as a dividend or distribution as provided in Subparagraph 4(f) or upon a stock split or combination as provided in Subparagraph 4(e)), without consideration or for a consideration per share less than the Series B Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Series A Conversion Price and Series B Conversion Price in effect at such time shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Series A Conversion Price and the Series B Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A or B Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this Subparagraph 4(d)(iv), all shares of Common Stock issuable upon conversion of Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the exercise or conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                  (v) Determination of Consideration. For purposes of this Subparagraph 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                        (A)   Cash and Property:  Such consideration:

                              (I) insofar as it consists of cash, be computed at
                  the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

                              (II) insofar as it consists of property other than
                  cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                              (III) in the event Additional Shares of Common
                  Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                        (B) Options and Convertible Securities. The
            consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subparagraph 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing:

                        (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                        (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) Multiple Closing Dates. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Conversion Prices shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

            (e) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price and Series B Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Series A Conversion Price and Series B Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (f) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series A Conversion Price and Series B Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price and Series B Conversion Price then in effect by a fraction:

                  (x) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (y) the denominator of which shall be the total number of
            shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price and Series B Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price and Series B Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

            (g) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issue Date for the Series A and B Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A and B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A or B Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A or B Preferred Stock.

            (h) Adjustment for Reclassification, Exchange, or Substitution. If the Common Stock issuable upon the conversion of the Series A or B Preferred Stock shall be changed into the same or a different, number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A or B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A or B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

            (i) Adjustment for Merger or Reorganization, etc. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subparagraph 2(c)), each share of Series A and B Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A or B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Paragraph 4 set forth with respect to the rights and interest thereafter of the holders of the Series A and B Preferred Stock, to the end that the provisions set forth in this Paragraph 4 (including provisions with respect to changes in and other adjustments of the Conversion Prices) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A or B Preferred Stock.

            (j) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A and B Preferred Stock against impairment.

            (k) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Prices pursuant to this Paragraph 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A or B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A or B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price or Series B Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A or B Preferred Stock, as applicable.

            (l)   Notice of Record Date.  In the event:

                  (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                  (ii) that the Corporation subdivides or combines its
            outstanding shares of Common Stock;

                  (iii) of any reclassification of the Common Stock of the
            Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                  (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A and B Preferred Stock, and shall cause to be mailed to the holders of the Series A and B Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

      5.    Mandatory Conversion.

            (a) All outstanding shares of Series A, B and C Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective Series A Conversion Price, Series B Conversion Price, or Series C Conversion Price, as applicable, (i) upon the closing of the sale of shares of Common Stock, at a price of at least $20.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least

$15,000,000 of gross proceeds to the Corporation, or (ii) upon the affirmative vote or written consent of the holders of not less than 66 2/3% of the issued and outstanding shares of Series A and B Preferred Stock, exclusively and voting together as a single class (the "Mandatory Conversion Date").

            (b) All holders of record of shares of Series A and B Preferred Stock will be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A and B Preferred Stock pursuant to this Paragraph 5. Such notice need not be given in advance of the occurrence of a Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A and B Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A and B Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A and B Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Paragraph 5. On the Mandatory Conversion Date, all rights with respect to the Series A and B Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A or B Preferred Stock has been converted, and payment of any declared or accrued but unpaid dividends thereon (all of which shall be deemed to be declared by the Board of Directors on the Mandatory Conversation Date). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A or B Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subparagraph 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

            (c) All certificates evidencing shares of Series A and B Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A or B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A or B Preferred Stock accordingly.

      6.    Optional Redemption.

            (a) Election of Holders to Require Redemption. At any time, on or after June 20, 2002 , at the election of the holders of a 66 2/3% of the shares of Series A Preferred Stock then outstanding, the Corporation shall, to the extent permitted by law at such time, be required to redeem all of the outstanding shares of Series A Preferred Stock upon the terms described in this Paragraph 6. At any time, on or after June 20, 2002 , at the election of the holders of a 66 2/3% of the shares of Series B Preferred Stock then outstanding, the Corporation shall, to the extent permitted by law at such time, be required to redeem all of the outstanding shares of Series B Preferred Stock upon the terms described in this Paragraph 6.

            (b) Redemption Price. The redemption price per share of Series A Preferred Stock shall be $9.24 per share, plus all accrued and unpaid dividends thereon, on such share up to and including the date fixed for redemption of such shares of Series A Preferred Stock (the "Series A Redemption Price"). The redemption price per share of Series B Preferred Stock shall be $6.45 per share, plus all accrued and unpaid dividends thereon, on such share up to and including the date fixed for redemption of such shares of Series B Preferred Stock (the "Series B Redemption Price"). The Series A Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series A Preferred Stock. The Series B Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series B Preferred Stock.

            (c) Redemption Notice. If the holders of a 66 2/3% of the outstanding shares of Series A Preferred Stock or Series B Preferred Stock shall elect to require the Corporation to redeem all of the outstanding shares of Series A Preferred Stock or Series B Preferred Stock, as applicable (the Series A Preferred Stock or Series B Preferred Stock being redeemed the "Redeeming Preferred Stock"), such holders shall deliver a written notice to the Corporation not less than thirty (30) days prior to a date fixed by such holders for the redemption of the shares of Redeeming Preferred Stock (the "Redemption Date") and stated in such notice. Not later than five (5) days prior to the Redemption Date, the Corporation shall mail, postage prepaid, written notice of the redemption (the "Redemption Notice") to each holder of record of Redeeming Preferred Stock, at its address as appears on the records of the Corporation. Failure of the Corporation to deliver the Redemption Notice shall not affect its obligation to redeem any shares of Redeeming Preferred Stock pursuant to this Paragraph 6. The Redemption Notice shall state:

            (i) the total number of shares of Redeeming Preferred Stock to be redeemed on such Redemption Date and the number of shares of Redeeming Preferred Stock to be redeemed from the holder to which such notice is addressed;

            (ii) the date of such Redemption Date and the Series A Redemption Price or Series B Redemption Price, as applicable; and

            (iii) that the holder shall surrender to the Corporation on or before such Redemption Date, at its principal office or such other place as may be designated in the Redemption Notice, any certificate(s) held by it representing shares to be redeemed.

      (d) Surrender of Certificates. Each holder of shares of Redeeming Preferred Stock being redeemed shall surrender the certificate(s) held by it representing such shares to the Corporation at its principal office or such other place as may be designated in the Redemption Notice. Upon such surrender, the Corporation shall pay to the order of the person whose name appears on such certificate(s) the Series A Redemption Price or Series B Redemption Price, as applicable, for such shares, and each surrendered certificate shall be cancelled. In the event that, pursuant to Subparagraph 6(a) of this Section C, not all of the shares of Redeeming Preferred Stock represented by a surrendered certificate are being redeemed, the Corporation shall deliver to the holder, at the expense of the Corporation, a new certificate representing the number of shares of Redeeming Preferred Stock not redeemed.

      (e) No Dividends, Conversion or Interest after Redemption. If the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in an irrevocable trust for the benefit of the holders of the Redeeming Preferred Stock that has been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after such redemption date, shall not be entitled to any further dividends pursuant to Paragraph 1 of this Section C and shall not be entitled to conversion pursuant to Paragraph 4 of this Section C, and all rights of holders of such shares so called for redemption shall forthwith, after such redemption date, cease and terminate, excepting only the right to receive the redemption funds therefor to which they are entitled, but without interest. Any interest accrued on funds so deposited and unclaimed by stockholders entitled thereto shall be paid to such stockholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Redeeming Preferred Stock which shall have been called for redemption shall not, within six (6) years after a Redemption Date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any shares of Redeeming Preferred Stock, or otherwise, shall be returned to the Corporation forthwith.

      (f) Dividends on Shares Not Redeemed. Any shares of Redeeming Preferred Stock not redeemed when and as required by this paragraph shall continue to bear dividends at 125% of the rate, and otherwise in the same manner, as set forth in Paragraphs 1(a) and 1(b) of this Section C.

      7. Amendments to the Certificate of Incorporation. Notwithstanding the provisions of Article TENTH hereof, the provisions of Paragraph 3 hereof may not be repealed or amended in any respect, nor may any other provision be amended, adopted or repealed which would have the effect of modifying or permitting circumvention of such provisions, unless such action is approved by the affirmative vote or written consent of the holders of not less than 66 2/3% of the issued and outstanding shares of Series A and B Preferred Stock, exclusively and voting together as a single class.

C.    SERIES C CONVERTIBLE PREFERRED STOCK .

      Seventy-Seven Thousand Five Hundred Nineteen (77,519) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

      1.    Dividends.

            (a) The holders of the outstanding shares of Series C Preferred Stock shall, assuming the conversion of all shares to shares of Common Stock as provided in Paragraph 4 (an "As Converted Basis"), be entitled to receive, out of any funds legally available therefor, such dividends or distributions when and if declared by the Board of Directors of the Corporation sharing ratably with holders of Common Stock on an As Converted Basis.

            (b) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock until the holders of the Series C Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series C Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series C Preferred Stock is then convertible.

            (c) For purposes of this Paragraph 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

      2. Liquidation, Dissolution or Winding up; Certain Mergers, Consolidations and Asset Sales.

            (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C Preferred Stock then outstanding, shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of Series A and B Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series C Preferred

Stock (collectively referred to in this Section C as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series C Preferred Stock (such Common Stock and other stock being collectively referred to in this Section C as "Junior Stock") by reason of their ownership thereof, an amount (the "C Liquidation Amount") equal to the greater of (i) $6.45 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared or accrued but unpaid thereon, or (ii) such amount per share as would have been payable had each such share been converted into Common Stock pursuant to Paragraph 4 immediately prior to such liquidation, dissolution or winding up. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series C Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series C Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Series C Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

            (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series C Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series C Preferred Stock, holders of Series C Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, and holders of shares of Junior Stock then outstanding shall share ratably, on an As Converted Basis, in the remaining assets and funds of the Corporation available for distribution to its stockholders.

            (c) In the event of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, if the holders of a majority of the then outstanding shares of Series A, B and C Preferred Stock, exclusively and voting together as a single class, so elect by giving written notice thereof to the Corporation at least three days before the effective date of such event, then such merger, consolidation or asset sale shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subparagraphs 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series A, B and C Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series A, B and C Preferred Stock in order to assist them in determining whether to make such an election. If the holders of the Series A, B and C Preferred Stock make such an election, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series A, B and C Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subparagraph (c) is given, the provisions of Subparagraph 4(i) shall apply.

      3.    Voting.

            Each holder of outstanding shares of Series C Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Paragraph 4 of this Section C), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions establishing any other series of Series Preferred Stock, holders of Series C Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

      4. Optional Conversion. The holders of the Series C Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

            (a) Right to Convert. Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $6.45 by the Series C Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series C Preferred Stock. The "Series C Conversion Price" shall initially be $6.45. Such initial Series C Conversion Price and the rate at which shares of Series C Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

      In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series C Preferred Stock.

            (b) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series C Conversion Price, as applicable.

            (c)   Mechanics of Conversion.

                  (i) In order for a holder of Series C Preferred Stock to convert shares of Series C Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series C Preferred Stock, at the office of the transfer agent for the Series C Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series C Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series C Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                  (ii) The Corporation shall at all times when the Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock.

                  (iii) Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared or accrued but unpaid dividends on the Series C Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                  (iv) All shares of Series C Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared or accrued but unpaid thereon. Any shares of Series C Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series C Preferred Stock accordingly.

                  (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series C Preferred Stock pursuant to this Paragraph 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series C Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

            (d) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Series C Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Series C Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (e) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series C Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series C Conversion Price then in effect by a fraction:

                  (x) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (y) the denominator of which shall be the total number of
            shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series C Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series C Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

            (f) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issue Date for the Series C Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the

Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series C Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series C Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series C Preferred Stock.

            (g) Adjustment for Reclassification, Exchange, or Substitution. If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or a different, number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

            (h) Adjustment for Merger or Reorganization, etc. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subparagraph 2(c)), each share of Series C Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series C Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Paragraph 4 set forth with respect to the rights and interest thereafter of the holders of the Series C Preferred Stock, to the end that the provisions set forth in this Paragraph 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series C Preferred Stock.

            (i) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment.

            (j) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Paragraph 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series C Conversion then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series C Preferred Stock, as applicable.

            (k)   Notice of Record Date.  In the event:

                  (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                  (ii) that the Corporation subdivides or combines its
            outstanding shares of Common Stock;

                  (iii) of any reclassification of the Common Stock of the
            Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                  (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series C Preferred Stock, and shall cause to be mailed to the holders of the Series C Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

      5.    Mandatory Conversion.

            (a) All outstanding shares of Series C Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective Series C Conversion Price, (i) upon the closing of the sale of shares of Common Stock, at a price of at least $20.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $15,000,000 of gross proceeds to the Corporation, or (ii) upon the affirmative vote or written consent of the holders of not less than 66 2/3% of the issued and outstanding shares of Series A and B Preferred Stock, exclusively and voting together as a single class, to covert all shares of A, B and C Preferred Stock, as provided in subsection C.5. hereof (the "Mandatory Conversion Date").

            (b) All holders of record of shares of Series C Preferred Stock will be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series C Preferred Stock pursuant to this Paragraph 5. Such notice need not be given in advance of the occurrence of a Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series C Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series C Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series C Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Paragraph 5. On the Mandatory Conversion Date, all rights with respect to the Series C Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series C Preferred Stock has been converted, and payment of any declared or accrued but unpaid dividends thereon (all of which shall be deemed to be declared by the Board of Directors on the Mandatory Conversation Date). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series C Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subparagraph 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

            (c) All certificates evidencing shares of Series C Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series C Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series C Preferred Stock accordingly.

      FIFTH:      The name and mailing address of the sole incorporator are as follows:

                  Name                          Mailing Address
                  ----                          ---------------

                  John J. Kao                   531 Hammond Street
                                                Chestnut Hill, MA  02167

      SIXTH:      In furtherance of and not in limitation of powers conferred by statute, it is further provided:

            1.    Election of directors need not be by written ballot.

            2. The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

      SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

      EIGHTH: Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

      NINTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom.

      Indemnification may include payment by the Corporation of expenses in defending an action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if it is ultimately determined that such person is not entitled to indemnification under this Article, which undertaking may be accepted without reference to the financial ability of such person to make such repayment.

      The Corporation shall not indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person unless the initiation thereof was approved by the Board of Directors of the Corporation.

      The indemnification rights provided in this Article (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

      TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

      IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by its President this 7th day of September, 1997.


                                          VARIAGENICS, INC.


                                          By:   /s/  Fred D. Ledley
                                             ---------------------------
                                                President

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                VARIAGENICS, INC.
                             Pursuant to Section 242
                        of the General Corporation Law of
                              THE STATE OF DELAWARE

                    ----------------------------------------

         Variagenics, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted and the following Article FOURTH is inserted in lieu thereof:

              FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) Four Million Seven Hundred Thousand (4,700,000) shares of Common Stock, $.0l par value per share ("Common Stock"), and (ii) Two Million Eight Hundred Three Thousand Eight Hundred Seventy-Six (2,803,876) shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), of which Five Hundred Three Thousand Seven Hundred Eighty-Seven (503,787) shares have been designated Series A Convertible Preferred Stock, and Two Million (2,000,000) shares have been designated Series B Convertible Preferred Stock, Seventy-Seven Thousand Five Hundred Nineteen (77,519) shares have been designated Series C Convertible Preferred Stock and Two Hundred Twenty-Two Thousand Five Hundred Seventy (222,570) shares have been designated Series D Convertible Preferred Stock.

         The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class and series of capital stock of the Corporation.

A.       COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

              The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding, including shares issuable upon conversion of shares of Preferred Stock then outstanding, and upon exercise of options and warrants then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.       PREFERRED STOCK.

         Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

         Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General

Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C.       SERIES A CONVERTIBLE PREFERRED STOCK AND SERIES B CONVERTIBLE PREFERRED
STOCK.

         Five Hundred Three Thousand Seven Hundred Eighty-Seven (503,787) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") and Two Million (2,000,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"), each of the Series A and B Preferred Stock with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

         1.   DIVIDENDS.

              (a) The holders of the outstanding shares of Series A and B Preferred Stock shall, sharing ratably, assuming the conversion of all shares to shares of Common Stock as provided in Paragraph 4 (an "As Converted Basis"), be entitled to receive, out of any funds legally available therefor, (i) prior to any distribution (as defined below) to the holders of Common Stock, non-cumulative dividends payable in cash or in kind at the election of the Corporation when and if declared by the Board of Directors of the Corporation, at the annual rate of $0.51 per share per annum, and (ii) such dividends or distributions when and if declared by the Board of Directors of the Corporation sharing ratably with holders of Common Stock on an As Converted Basis.

              (b) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock, the Series C Convertible Preferred Stock (the "Series C Preferred Stock") or the Series D Convertible Preferred Stock (the "Series D Preferred Stock") until the holders of the Series A and B Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series A and B Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series A or B Preferred Stock is then convertible.

              (c) For purposes of this Paragraph 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the

Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

              (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A and B Preferred Stock then outstanding, sharing ratably on the basis of the respective A and B Liquidation Amounts (as defined below), shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A and B Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock, Series C Preferred Stock, Series D Preferred Stock or any other class or series of stock ranking on liquidation junior to the Series A and B Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount (the "A Liquidation Amount" and the "B Liquidation Amount" as applicable) equal to the greater of (i) $9.24 per share with respect to shares of Series A Preferred Stock and $6.45 per share with respect to shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared or accrued but unpaid thereon, or (ii) such amount per share as would have been payable had each such share been converted into Common Stock pursuant to Paragraph 4 immediately prior to such liquidation, dissolution or winding up. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A and B Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A and B Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Series A and B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

              (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series A and B Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series A and B Preferred Stock and holders of Series C or D Preferred Stock, holders of Series A or B Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, and holders of shares of Junior Stock then outstanding shall share ratably, on an As Converted Basis, in the remaining assets and funds of the Corporation available for distribution to its stockholders.

              (c) In the event of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, if the holders of a majority of the then outstanding shares of Series A, B, C and D Preferred Stock, exclusively and voting together as a single class, so elect by giving written notice thereof to the Corporation at least three days before the effective date of such event, then such merger, consolidation or asset sale shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subparagraphs 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series A, B, C and D Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series A, B, C and D Preferred Stock in order to assist them in determining whether to make such an election. If the holders of the Series A, B, C and D Preferred Stock make such an election, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series A, B, C and D Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subparagraph (c) is given, the provisions of Subparagraph 4(i) shall apply.

         3.   VOTING.

              (a) Each holder of outstanding shares of Series A or B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A or B Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Paragraph 4 of this Section C), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subparagraphs 3(b), 3(c), 3(d), 3(f), 3(g), 3(h), 3(i) or 3(j) below, by the provisions of Paragraph 7 or by the provisions establishing any other series of Series Preferred Stock, holders of Series A and B Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

              (b) The holders of record of the shares of Series A Preferred Stock, exclusively and voting as a separate class, shall be entitled to elect, by an affirmative vote or written consent of a majority of the issued and outstanding shares of Series A Preferred Stock, two (2) directors of the Corporation which shall be designated by a majority in interest of the shares of Series A Preferred Stock; PROVIDED that such class voting rights shall terminate upon the earlier of June 20, 2007 or the closing of the Corporation's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $15,000,000 of gross proceeds to the Corporation at a minimum price of $20.00 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events) (a "Qualified Public Offering"). At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the directors as set forth in the first sentence of this Paragraph 3(b). Any vacancy in said directorship shall be filled only by the nomination of a replacement director by a majority in interest of the shares of Series A Preferred Stock and an affirmative vote or written consent as described in the first sentence of this Paragraph 3(b).

              (c) The holders of record of the shares of Series B Preferred Stock, exclusively and voting as a separate class, shall be entitled to elect, by an affirmative vote or written consent of a majority of the issued and outstanding shares of Series B Preferred Stock, three (3) directors of the Corporation (one of which shall be designated by Atlas Venture Fund III, L.P. ("Atlas Venture"), one of which shall be designated by Forward Ventures Vanguard Fund II ("Forward Ventures") and one of which shall be designated by Oxford Bioscience Partners II, L.P., Oxford Bioscience Partners (Adjunct) II LP, and Oxford Bioscience Partners (Bermuda) II Limited Partnership (collectively "Oxford Bioscience"); PROVIDED that such class voting rights shall terminate upon the earlier of June 20, 2007 or the closing of a Qualified Public Offering by the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series B Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the directors as set forth in the first sentence of this Paragraph 3(c). Any vacancy in said directorships shall be filled only by a replacement director designated by the same party who designated the departed director and an affirmative vote or written consent as described in the first sentence of this Paragraph 3(c).

              (d) The holders of record of the shares of Series A and B Preferred Stock, exclusively and voting together as a single class, shall be entitled to elect, by an affirmative vote or written consent of not less than 66 2/3% of the issued and outstanding shares of Series A and B Preferred Stock, one
(1) director of the Corporation nominated by a majority of the Board of Directors; PROVIDED that such class voting rights shall terminate upon the earliest to occur of (i) less than 50,000 shares of Preferred Stock being outstanding at the time of such vote, (ii) June 20, 2007 or (iii) the closing of a Qualified Public Offering by the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock then outstanding and a majority of the Series B Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the director as set forth in the first sentence of this Paragraph 3(d). Any vacancy in said directorship shall be filled only by the nomination of a replacement director by a majority of the Board of Directors and an affirmative vote or written consent as described in the first sentence of this Paragraph 3(d).

              (e) The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A and B Preferred Stock and the Series C and D Preferred Stock), voting together as a single class, shall be entitled to elect by a majority vote the balance of the total number of directors of the Corporation.

              (f) The Corporation shall not, without the affirmative vote or twritten consent of the holders of a majority of the issued and outstanding shares of Qualified Series A and B Preferred Stock (as defined in Subparagraph 3(j) hereof), exclusively and voting together as a single class:

              (1) repurchase any of its Common Stock except in connection with the termination of employment of the holder thereof;

              (2) take or permit to be taken any actions that would result in any holder of Series A Preferred Stock being required to recognize taxable income under Section 305 of the Internal Revenue Code of 1986, as amended (or any successor provision);

              (3) declare or pay any dividends on the Common Stock; or

              (4) (A) merge with or into or consolidate with any other corporation, (B) sell, lease, or otherwise dispose of all or substantially all of its properties or assets, (C) assign, grant a license under or otherwise transfer all or substantially all of its technology or intellectual property rights;

PROVIDED that such voting rights shall terminate upon the closing of a Qualified Public Offering.

              (g) The Corporation shall not, without the affirmative vote or written consent of the holders of not less than 66 2/3% of the issued and outstanding shares of Qualified Series A and B Preferred Stock (as defined in subparagraph 3(j) hereof), exclusively and voting together as a single class:

              (1) permit any change in the number of directorships of the Corporation, which number shall initially be eight (8); or

              (2) authorize, issue or sell equity securities of the Corporation, options, warrants or other rights to subscribe for, purchase or otherwise acquire any equity securities of the Corporation, or any debt securities convertible into equity securities of the Corporation, other than equity securities issued upon conversion of convertible securities and equity securities issued upon exercise of securities exercisable for equity securities, in a transaction resulting in an entity, except for Rovent II Limited Partnership and Advent Partners Limited Partnership (collectively "Advent International Corporation"), Atlas Venture, Forward Ventures, The Goldman Sachs Group, L.P. ("Goldman Sachs"), Oxford Bioscience or Kummell Investments Limited (all of the foregoing collectively, the "Investors"), having beneficial ownership of 15% or more of the equity securities of the Corporation;

PROVIDED that such voting rights shall terminate upon the closing of a Qualified Public Offering.

              (h) The Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of Qualified Series A Preferred Stock, exclusively and voting as a separate class:

              (1) authorize, issue or sell any equity security or any security convertible into or evidencing the right to purchase shares of such securities having rights, preferences and privileges senior to or on a parity with the Series A Preferred Stock (other than two million (2,000,000) shares of Series B Preferred Stock, which is on a parity with the Series A Preferred Stock); or

              (2) amend, alter or repeal in any way any provision of the Corporation's Certificate of Incorporation, in order to (i) increase the number of authorized shares of Series A Preferred Stock or (ii) effect any change which would have an adverse effect on the rights, preferences and privileges of the Series A Preferred Stock;

PROVIDED that such voting rights shall terminate upon the closing of a Qualified Public Offering.

              (i) The Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of Qualified Series B Preferred Stock, exclusively and voting as a separate class:

              (1) authorize, issue or sell any equity security or any security convertible into or evidencing the right to purchase shares of such securities having rights, preferences and privileges senior to or on a parity with the Series B Preferred Stock; or

              (2) amend, alter or repeal in any way any provision of the Corporation's Certificate of Incorporation, in order to (i) increase the number of authorized shares of Series B Preferred Stock or (ii) effect any change which would have an adverse effect on the rights, preferences and privileges of the Series B Preferred Stock;

PROVIDED that such voting rights shall terminate upon the closing of a Qualified Public Offering.

              (j) For purposes of this Article FOURTH "Qualified Series A Preferred Stock" or "Qualified Series B Stock" shall mean shares of Series A or B Preferred Stock held by an Investor (as defined in Paragraph 3(g)(2) hereof), an Affiliate of an Investor or a person who (i) acquired at least 50,000 shares of Series A or B Preferred Stock, including shares of Common Stock into which such shares were converted, as adjusted for stock splits, stock dividends, recapitalization and similar events, (ii) at the time of such acquisition delivered to the Corporation a written instrument identifying itself, giving the Corporation notice of the acquisition of such shares, identifying any securities of the Corporation owned or acquired by it and agreeing that such person will keep confidential and will not disclose or divulge any confidential, proprietary or secure information which such person may obtain from the Corporation pursuant to financial statements, reports and other materials submitted by the

Corporation to such person, unless such information is known, or until such information becomes known, to the public; PROVIDED HOWEVER, that such person may disclose such information (A) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with it investment in the Corporation, (B) to any prospective purchaser of any Qualified Series A or B Preferred Shares from such person (other than a person or entity described in (iii) below, as long as such prospective purchaser agrees in writing to be bound by the provisions of this subsection (ii), (C) to any Affiliate to such person or to a partner, shareholder or subsidiary of such person who is bound to protect the confidential or proprietary nature of such information, (D) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such person, (E) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, or (F) in order to comply with any law, order, regulation or ruling applicable to such holder, and (iii) is not reasonably determined by the Board of Directors of the Corporation to be affiliated with a competition of the Corporation or otherwise have interests adverse to the best interests of the Corporation. Notwithstanding anything to the contrary contained herein any shares of Series A or B Preferred Stock transferred by any Investor which is a partnership or corporation to any partner, retired partner or stockholder thereof, who agrees to be bound as set forth in subsection (ii) above shall be Qualified Preferred Shares. For purposes of this subsection, "Affiliate" shall mean, in respect of any person or entity controlling, controlled by, or under common control with, such person or entity, and the term "control" shall have the meaning given to it under the Securities Act or 1933, as amended and the rules and regulations promulgated thereunder.

         4. OPTIONAL CONVERSION. The holders of the Series A and B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

              (a) RIGHT TO CONVERT. Each share of Series A and B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by (i) dividing $9.24 by the Series A Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series A Preferred Stock, and (ii) dividing $6.45 by the Series B Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series B Preferred Stock. The "Series A Conversion Price" shall initially be $9.24, and the "Series B Conversion Price" shall initially be $6.45. Such initial Series A Conversion Price and Series B Conversion Price (collectively sometimes referred to as "Conversion Prices"), and the rate at which shares of Series A Preferred Stock and Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         In the event of a notice of redemption of any shares of Series A or B Preferred Stock pursuant to Paragraph 6 of this Section C, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the fifth day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A and B Preferred Stock.

              (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A or B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price or Series B Conversion Price, as applicable.

              (c) MECHANICS OF CONVERSION.

                  (i) In order for a holder of Series A or B Preferred Stock to convert shares of Series A or B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A or B Preferred Stock, at the office of the transfer agent for the Series A or B Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A or B Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A or B Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                  (ii) The Corporation shall at all times when the Series A and B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A and B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A and B Preferred Stock.

                  (iii) Upon any such conversion, no adjustment to the Conversion Prices shall be made for any declared or accrued but unpaid dividends on the Series A or B Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                  (iv) All shares of Series A and B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared or accrued but unpaid thereon. Any shares of Series A and B Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series A or B Preferred Stock accordingly.

                  (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A or B Preferred Stock pursuant to this Paragraph 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A or B Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

              (d) ADJUSTMENTS TO CONVERSION PRICES FOR DILUTING ISSUES:

                  (i) SPECIAL DEFINITIONS. For purposes of this Subparagraph 4(d), the following definitions shall apply:

                      (A) "OPTION" shall mean rights, options or warrants to
              subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options to acquire shares described in Subparagraph 4(d)(i)(D) below.

                      (B) "SERIES B ORIGINAL ISSUE DATE" shall mean the date on
              which the first share of Series B Preferred Stock was issued.

                      (C) "CONVERTIBLE SECURITIES" shall mean any evidences of
              indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                      (D) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all
              shares of Common Stock issued (or, pursuant to Subparagraph 4(d)(iii) below, deemed to be issued) by the Corporation after the Series B Original Issue Date, other than shares of Common Stock issued or issuable:

                          (I) upon conversion of shares of Series A or B Preferred Stock outstanding on the Series B Original Issue Date;

                          (II) as a dividend or distribution on Series A or B Preferred Stock;

                          (III) by reason of a dividend, stock split, split-up
                                or other distribution on shares of Common Stock that are excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (I) and (II) or this clause
                                (III); or

                          (IV) to employees or directors of, or consultants to, the Corporation pursuant to any plan, arrangement or agreement approved by the Board of Directors of the Corporation.

                  (ii) NO ADJUSTMENT OF CONVERSION PRICES. No adjustment in the number of shares of Common Stock into which the Series A or B Preferred Stock is convertible shall be made, by adjustment in the applicable Series A Conversion Price or Series B Conversion Price thereof: (A) unless the consideration per share (determined pursuant to Subparagraph 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series B Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (B) if prior to such issuance, the Corporation receives written notice from the holders of a majority of the then outstanding shares of Series A and B Preferred Stock, exclusively and voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                  (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. If the Corporation at any time or from time to time after the Series B Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subparagraph 4(d)(v) of this Section C) of such Additional Shares of Common Stock would be less than the Series B Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                      (A) No further adjustment in the Conversion Prices shall
              be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                      (B) If such Options or Convertible Securities by their
              terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Prices computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                      (C) Upon the expiration or termination of any unexercised
              Option, the Conversion Prices then in effect shall forthwith be readjusted to such Conversion Prices as would have obtained had the adjustment which was made upon the issuance of such unexercised Option not been made, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Prices;

                      (D) In the event of any change in the number of shares of
              Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Prices then in effect shall forthwith be readjusted to such Conversion Prices as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                      (E) No readjustment pursuant to clause (B), (C) or (D)
              above shall have the effect of increasing either Conversion Price to an amount which exceeds the lower of (i) the applicable Conversion Price on the original adjustment date, or (ii) the applicable Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

              (iv) ADJUSTMENT OF CONVERSION PRICES UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Corporation shall at any time issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subparagraph 4(d)(iii), but excluding shares issued as a dividend or distribution as provided in Subparagraph 4(f) or upon a stock split or combination as provided in Subparagraph 4(e)), without consideration or for a consideration per share less than the Series B Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Series A Conversion Price and Series B Conversion Price in effect at such time shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Series A Conversion Price and the Series B Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A or B Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED that, (i) for the purpose of this Subparagraph 4(d)(iv), all shares of Common Stock issuable upon conversion of Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the exercise or conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

              (v) DETERMINATION OF CONSIDERATION. For purposes of this Subparagraph 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (A) CASH AND PROPERTY: Such consideration:

                      (I) insofar as it consists of cash, be computed at the
              aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

                      (II) insofar as it consists of property other than cash,
              be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                      (III) in the event Additional Shares of Common Stock are
              issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                  (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subparagraph 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing:

                          (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                          (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) MULTIPLE CLOSING DATES. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Conversion Prices shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

              (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Series B Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price and Series B Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series B Original Issue Date combine the outstanding shares of Common Stock, the Series A Conversion Price and Series B Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

              (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Series B Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series A Conversion Price and Series B Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price and Series B Conversion Price then in effect by a fraction:

              (x) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

              (y) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

PROVIDED, HOWEVER, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price and Series B Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price and Series B Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

              (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Series B Original Issue Date for the Series A and B Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A and B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A or B Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A or B Preferred Stock.

              (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series A or B Preferred Stock shall be changed into the same or a different, number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A or B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A or B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

              (i) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subparagraph 2(c)), each share of Series A and B Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A or B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Paragraph 4 set forth with respect to the rights and interest thereafter of the holders of the Series A and B Preferred Stock, to the end that the provisions set forth in this Paragraph 4 (including provisions with respect to changes in and other adjustments of the Conversion Prices) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A or B Preferred Stock.

              (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A and B Preferred Stock against impairment.

              (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Prices pursuant to this Paragraph 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A or B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A or B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price or Series B Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A or B Preferred Stock, as applicable.

              (l) NOTICE OF RECORD DATE. In the event:

                  (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                  (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                  (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                  (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A and B Preferred Stock, and shall cause to be mailed to the holders of the Series A and B Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                  (A) the record date of such dividend, distribution,
                      subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5.   MANDATORY CONVERSION.

              (a) All outstanding shares of Series A and B Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective Series A Conversion Price or Series B Conversion Price, as applicable, (i) upon the closing of the sale of shares of Common Stock, at a price of at least $20.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $15,000,000 of gross proceeds to the Corporation, or (ii) upon the affirmative vote or written consent of the holders of not less than 66 2/3% of the issued and outstanding shares of Series A and B Preferred Stock, exclusively and voting together as a single class (the "Mandatory Conversion Date").

              (b) All holders of record of shares of Series A and B Preferred Stock will be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A and B Preferred Stock pursuant to this Paragraph 5.

Such notice need not be given in advance of the occurrence of a Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A and B Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A and B Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A and B Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Paragraph 5. On the Mandatory Conversion Date, all rights with respect to the Series A and B Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A or B Preferred Stock has been converted, and payment of any declared or accrued but unpaid dividends thereon (all of which shall be deemed to be declared by the Board of Directors on the Mandatory Conversation Date). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A or B Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subparagraph 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

              (c) All certificates evidencing shares of Series A and B Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A or B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A or B Preferred Stock accordingly.

         6.   OPTIONAL REDEMPTION.

              (a) ELECTION OF HOLDERS TO REQUIRE REDEMPTION. At any time, on or after June 20, 2002 , at the election of the holders of a 66 2/3% of the shares of Series A Preferred Stock then outstanding, the Corporation shall, to the extent permitted by law at such time, be required to redeem all of the outstanding shares of Series A Preferred Stock upon the terms described in this Paragraph 6. At any time, on or after June 20, 2002 , at the election of the holders of a 66 2/3% of the shares of Series B Preferred Stock then outstanding, the Corporation shall, to the extent permitted by law at such time, be required to redeem all of the outstanding shares of Series B Preferred Stock upon the terms described in this Paragraph 6.

              (b) REDEMPTION PRICE. The redemption price per share of Series A Preferred Stock shall be $9.24 per share, plus all accrued and unpaid dividends thereon, on such share up to and including the date fixed for redemption of such shares of Series A Preferred Stock (the "Series A Redemption Price"). The redemption price per share of Series B Preferred Stock shall be $6.45 per share, plus all accrued and unpaid dividends thereon, on such share up to and including the date fixed for redemption of such shares of Series B Preferred Stock (the "Series B Redemption Price"). The Series A Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series A Preferred Stock. The Series B Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series B Preferred Stock.

              (c) REDEMPTION NOTICE. If the holders of a 66 2/3% of the outstanding shares of Series A Preferred Stock or Series B Preferred Stock shall elect to require the Corporation to redeem all of the outstanding shares of Series A Preferred Stock or Series B Preferred Stock, as applicable (the Series A Preferred Stock or Series B Preferred Stock being redeemed the "Redeeming Preferred Stock"), such holders shall deliver a written notice to the Corporation not less than thirty (30) days prior to a date fixed by such holders for the redemption of the shares of Redeeming Preferred Stock (the "Redemption Date") and stated in such notice. Not later than five (5) days prior to the Redemption Date, the Corporation shall mail, postage prepaid, written notice of the redemption (the "Redemption Notice") to each holder of record of Redeeming Preferred Stock, at its address as appears on the records of the Corporation. Failure of the Corporation to deliver the Redemption Notice shall not affect its obligation to redeem any shares of Redeeming Preferred Stock pursuant to this Paragraph 6. The Redemption Notice shall state:

              (i) the total number of shares of Redeeming Preferred Stock to be redeemed on such Redemption Date and the number of shares of Redeeming Preferred Stock to be redeemed from the holder to which such notice is addressed;

              (ii) the date of such Redemption Date and the Series A Redemption Price or Series B Redemption Price, as applicable; and

              (iii) that the holder shall surrender to the Corporation on or before such Redemption Date, at its principal office or such other place as may be designated in the Redemption Notice, any certificate(s) held by it representing shares to be redeemed.

              (d) SURRENDER OF CERTIFICATES. Each holder of shares of Redeeming Preferred Stock being redeemed shall surrender the certificate(s) held by it representing such shares to the Corporation at its principal office or such other place as may be designated in the Redemption Notice. Upon such surrender, the Corporation shall pay to the order of the person whose name appears on such certificate(s) the Series A Redemption Price or Series B Redemption Price, as applicable, for such shares, and each surrendered certificate shall be cancelled. In the event that, pursuant to Subparagraph 6(a) of this Section C, not all of the shares of Redeeming Preferred Stock represented by a surrendered certificate are being redeemed, the Corporation shall deliver to the holder, at the expense of the Corporation, a new certificate representing the number of shares of Redeeming Preferred Stock not redeemed.

              (e) NO DIVIDENDS, CONVERSION OR INTEREST AFTER REDEMPTION. If the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in an irrevocable trust for the benefit of the holders of the Redeeming Preferred Stock that has been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after such redemption date, shall not be entitled to any further dividends pursuant to Paragraph 1 of this Section C and shall not be entitled to conversion pursuant to Paragraph 4 of this Section C, and all rights of holders of such shares so called for redemption shall forthwith, after such redemption date, cease and terminate, excepting only the right to receive the redemption funds therefor to which they are entitled, but without interest. Any interest accrued on funds so deposited and unclaimed by stockholders entitled thereto shall be paid to such stockholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Redeeming Preferred Stock which shall have been called for redemption shall not, within six (6) years after a Redemption Date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any shares of Redeeming Preferred Stock, or otherwise, shall be returned to the Corporation forthwith.

              (f) DIVIDENDS ON SHARES NOT REDEEMED. Any shares of Redeeming Preferred Stock not redeemed when and as required by this paragraph shall continue to bear dividends at 125% of the rate, and otherwise in the same manner, as set forth in Paragraphs 1(a) and 1(b) of this Section C.

         7. AMENDMENTS TO THE CERTIFICATE OF INCORPORATION. Notwithstanding the provisions of Article TENTH hereof, the provisions of Paragraph 3 hereof may not be repealed or amended in any respect, nor may any other provision be amended, adopted or repealed which would have the effect of modifying or permitting circumvention of such provisions, unless such action is approved by the affirmative vote or written consent of the holders of not less than 66 2/3% of the issued and outstanding shares of Series A and B Preferred Stock, exclusively and voting together as a single class.

D.       SERIES C CONVERTIBLE PREFERRED STOCK AND SERIES D CONVERTIBLE PREFERRED
STOCK.

         Seventy-Seven Thousand Five Hundred Nineteen (77,519) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") and Two Hundred Twenty-Two Thousand Five

Hundred Seventy (222,570) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series D Convertible Preferred Stock" (the "Series D Preferred Stock"), each of the Series C and D Preferred Stock with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

         1.   DIVIDENDS.

              (a) The holders of the outstanding shares of Series C and D Preferred Stock shall, assuming the conversion of all shares to shares of Common Stock as provided in Paragraph 4 (an "As Converted Basis"), be entitled to receive, out of any funds legally available therefor, such dividends or distributions when and if declared by the Board of Directors of the Corporation sharing ratably with holders of Common Stock on an As Converted Basis.

              (b) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock or Series D Preferred Stock until the holders of the Series C Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series C Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series C Preferred Stock is then convertible.

              (c) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock until the holders of the Series D Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series D Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series D Preferred Stock is then convertible.

              (d) For purposes of this Paragraph 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

              (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of Series A and B Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series C Preferred Stock (collectively referred to in this Section D as "Senior C Preferred Stock"), but before any payment shall be made to the holders of Common Stock, Series D Preferred Stock or any other class or series of stock ranking on liquidation junior to the Series C Preferred Stock (such Common Stock and other stock being collectively referred to in this Section D as "Junior C Stock") by reason of their ownership thereof, an amount (the "C Liquidation Amount") equal to the greater of (i) $6.45 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared or accrued but unpaid thereon, or (ii) such amount per share as would have been payable had each such share been converted into Common Stock pursuant to Paragraph 4 immediately prior to such liquidation, dissolution or winding up. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series C Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series C Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Series C Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

              (b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of Series A and B Preferred Stock, Series C Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series D Preferred Stock (collectively referred to in this Section D as "Senior D Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series D Preferred Stock (such Common Stock and other stock being collectively referred to in this Section D as "Junior D Stock") by reason of their ownership thereof, an amount (the "D Liquidation Amount") equal to the greater of (i) $10.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared or accrued but unpaid thereon, or (ii) such amount per share as would have been payable had each such share been converted into Common Stock pursuant to Paragraph 4 immediately prior to such liquidation, dissolution or winding up. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series D Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Series D Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

              (c) After the payment of all preferential amounts required to be paid to the holders of Senior C and D Preferred Stock, Series C and D Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series C or D Preferred Stock, holders of Series C and D Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, and holders of shares of Junior C and D Stock then outstanding shall share ratably, on an As Converted Basis, in the remaining assets and funds of the Corporation available for distribution to its stockholders.

              (d) In the event of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, if the holders of a majority of the then outstanding shares of Series A, B, C and D Preferred Stock, exclusively and voting together as a single class, so elect by giving written notice thereof to the Corporation at least three days before the effective date of such event, then such merger, consolidation or asset sale shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subparagraphs 2(a), 2(b) and 2(c) above. The Corporation shall promptly provide to the holders of shares of Series A, B, C and D Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series A, B, C and D Preferred Stock in order to assist them in determining whether to make such an election. If the holders of the Series A, B, C and D Preferred Stock make such an election, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series A, B, C and D Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subparagraph (d) is given, the provisions of Subparagraph 4(i) shall apply.

         3. VOTING. Each holder of outstanding shares of Series C or D Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C or D Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Paragraph 4 of this Section D), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions establishing any other series of

Series Preferred Stock, holders of Series C and D Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

         4. OPTIONAL CONVERSION. The holders of the Series C and D Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

              (a) RIGHT TO CONVERT. Each share of Series C and D Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by (i) dividing $6.45 by the Series C Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series C Preferred Stock; and (ii) dividing $10.00 by the Series D Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series D Preferred Stock. The "Series C Conversion Price" shall initially be $6.45, and the "Series D Conversion Price" shall initially be $10.00. Such initial Series C Conversion Price and Series D Conversion Price (collectively, sometimes referred to as "Conversion Prices") and the rate at which shares of Series C Preferred Stock and Series D Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series C and D Preferred Stock.

              (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series C or D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series C Conversion Price or Series D Conversion Price, as applicable.

              (c) MECHANICS OF CONVERSION.

                  (i) In order for a holder of Series C or D Preferred Stock to convert shares of Series C or D Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series C or D Preferred Stock, at the office of the transfer agent for the Series C or D Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series C or D Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series C or D Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                  (ii) The Corporation shall at all times when the Series C and D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series C and D Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C and D Preferred Stock.

                  (iii) Upon any such conversion, no adjustment to the Conversion Prices shall be made for any declared or accrued but unpaid dividends on the Series C or D Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                  (iv) All shares of Series C and D Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared or accrued but unpaid thereon. Any shares of Series C and D Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series C or D Preferred Stock accordingly.

                  (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series C or D Preferred Stock pursuant to this Paragraph 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series C or D Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

              (d) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the date on which the first share of Series C Preferred Stock or Series D Preferred Stock, as applicable was issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Series C Conversion Price and Series D

Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Series C Conversion Price and Series D Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

              (e) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series C Conversion Price and Series D Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series C Conversion Price and Series D Conversion Price then in effect by a fraction:

                  (x) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (y) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

PROVIDED, HOWEVER, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series C Conversion Price and Series D Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series C Conversion Price and Series D Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

              (f) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series C and D Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series C or D Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series C or D Preferred Stock.

              (g) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series C or D Preferred Stock shall be changed into the same or a different, number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series C or D Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series C or D Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

              (h) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subparagraph 2(d)), each share of Series C and D Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series C or D Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Paragraph 4 set forth with respect to the rights and interest thereafter of the holders of the Series C and D Preferred Stock, to the end that the provisions set forth in this Paragraph 4 (including provisions with respect to changes in and other adjustments of the Conversion Prices) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series C or D Preferred Stock.

              (i) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C and D Preferred Stock against impairment.

              (j) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Prices pursuant to this Paragraph 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C or D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C or D Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series C Conversion Price or Series D Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series C or D Preferred Stock, as applicable.

              (k) NOTICE OF RECORD DATE. In the event:

                  (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                  (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                  (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                  (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series C and D Preferred Stock, and shall cause to be mailed to the holders of the Series C and D Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                  (A) the record date of such dividend, distribution,
                      subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5.   MANDATORY CONVERSION.

              (a) All outstanding shares of Series C and D Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective Series C Conversion Price or Series D Conversion Price, as applicable, (i) upon the closing of the sale of shares of Common Stock, at a price of at least $20.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $15,000,000 of gross proceeds to the Corporation, or (ii) upon the affirmative vote or written consent of the holders of not less than 66 2/3% of the issued and outstanding shares of Series A and B Preferred Stock, exclusively and voting together as a single class, to convert all shares of A, B, C and D Preferred Stock, as provided in subsection C.5. hereof (the "Mandatory Conversion Date").

              (b) All holders of record of shares of Series C and D Preferred Stock will be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series C and D Preferred Stock pursuant to this Paragraph 5. Such notice need not be given in advance of the occurrence of a Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series C and D Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series C and D Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series C and D Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Paragraph 5. On the Mandatory Conversion Date, all rights with respect to the Series C and D Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series C or D Preferred Stock has been converted, and payment of any declared or accrued but unpaid dividends thereon (all of which shall be deemed to be declared by the Board of Directors on the Mandatory Conversation Date). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series C or D Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subparagraph 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

              (c) All certificates evidencing shares of Series C and D Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series C or D Preferred Stock represented thereby converted into Common

Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series C or D Preferred Stock accordingly.

         IN WITNESS WHEREOF, this Certificate of Amendment to be executed by its President this 16TH day of DECEMBER, 1998.

                                      VARIAGENICS, INC.

                                      By: /s/ FRED D. LEDLEY, M.D.
                                         --------------------------------------
                                              President
                                              Fred D. Ledley, M.D.

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                VARIAGENICS, INC.
                             Pursuant to Section 242
                        of the General Corporation Law of
                              The State Of Delaware
                             ------------------------

         Variagenics, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted and the following Article FOURTH is inserted in lieu thereof:

              FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) Twelve Million Forty-two Thousand Three Hundred (12,042,300) shares of Common Stock, $.0l par value per share ("Common Stock"), and (ii) Nine Million Seven Hundred Thirty-two Thousand Two Hundred Six (9,732,206) shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), of which Five Hundred Three Thousand Seven Hundred Eighty-Seven (503,787) shares have been designated Series A Convertible Preferred Stock, and One Million Eight Hundred Eighty-Three Thousand Five Hundred Forty-Seven (1,883,547) shares have been designated Series B Convertible Preferred Stock, Seventy-Seven Thousand Five Hundred Nineteen (77,519) shares have been designated Series C Convertible Preferred Stock, Three Hundred Twenty Thousand (320,000) shares have been designated Series D Convertible Preferred Stock, Four Million Six Hundred Forty-Eight Thousand Seven Hundred Eighty-Nine (4,648,789) shares have been designated Series E Convertible Preferred Stock, and Two Million Two Hundred Ninety-Eight Thousand Five Hundred Sixty-Four (2,298,564) shares have been designated Series E-2 Convertible Preferred Stock.

         The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class and series of capital stock of the Corporation.

A.       COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

              The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding, including shares issuable upon conversion of shares of Preferred Stock then outstanding, and upon exercise of options and warrants then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.       PREFERRED STOCK.

         Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

C. SERIES A CONVERTIBLE PREFERRED STOCK, SERIES B CONVERTIBLE PREFERRED STOCK, SERIES E CONVERTIBLE PREFERRED STOCK AND SERIES E-2 CONVERTIBLE PREFERRED STOCK.

         Five Hundred Three Thousand Seven Hundred Eighty-Seven (503,787) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"), One Million Eight Hundred

Eighty-Three Thousand Five Hundred Forty-Seven (1,883,547) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"), Four Million Six Hundred Forty-Eight Thousand Seven Hundred Eighty-Nine (4,648,789) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series E Convertible Preferred Stock" (the "Series E Preferred Stock") and Two Million Two Hundred Ninety-Eight Thousand Five Hundred Sixty-Four (2,298,564) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series E-2 Convertible Preferred Stock" (the "Series E-2 Preferred Stock") , each of the Series A, Series B, Series E and Series E-2 Preferred Stock with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

         1.   DIVIDENDS.

              (a) The holders of the outstanding shares of Series E and E-2 Preferred Stock shall, sharing ratably, assuming the conversion of all shares to shares of Common Stock as provided in Paragraph 4 (an "As Converted Basis"), be entitled to receive, out of any funds legally available therefor, (i) prior to any distribution (as defined below) to the holders of Common Stock, non-cumulative dividends payable in cash or in kind at the election of the Corporation when and if declared by the Board of Directors of the Corporation, at the annual rate of $0.29 per share per annum, and (ii) such dividends or distributions when and if declared by the Board of Directors of the Corporation sharing ratably with holders of Common Stock on an As Converted Basis.

              (b) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, the Series C Convertible Preferred Stock (the "Series C Preferred Stock") or the Series D Convertible Preferred Stock (the "Series D Preferred Stock") until the holders of the Series E and E-2 Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series E and E-2 Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series E or E-2 Preferred Stock is then convertible.

              (c) The holders of the outstanding shares of Series A and B Preferred Stock shall, assuming the conversion of all shares to shares of Common Stock as provided in Paragraph 4 (an "As Converted Basis"), be entitled to receive, out of any funds legally available therefor, such dividends or distributions when and if declared by the Board of Directors of the Corporation sharing ratably with holders of Common Stock on an As Converted Basis.

              (d) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock, Series C Preferred Stock or Series D Preferred Stock until the holders of the Series A and B Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series A and B Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series A or B Preferred Stock is then convertible.

                  (e) For purposes of this Paragraph 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

              (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series E Preferred Stock then outstanding, shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made to the holders of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E-2 Preferred Stock or any other class or series of stock ranking on liquidation junior to the Series E Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount (the "E Liquidation Amount") equal to $3.25 per share with respect to shares of Series E Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) plus any dividends declared or accrued but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series E Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series E Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Series E Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

              (b) After the payment of the E Liquidation Amount to the holders of Series E Preferred Stock, and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series E Preferred Stock, holders of Series E Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, and holders of shares of Junior Stock then outstanding shall share ratably, on an As Converted Basis, in the remaining assets and funds of the Corporation available for distribution to its stockholders.

              (c) The occurrence of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subparagraphs 2(a) and 2(b) above, unless the holders of a majority of the then outstanding shares of Series E Preferred Stock, exclusively and voting together as a single class, elect that such event shall not constitute a liquidation by giving written notice thereof to the Corporation at least three days before the effective date of such event. The Corporation shall promptly provide to the holders of shares of Series E and E-2 Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series E and E-2 Preferred Stock in order to assist them in determining whether to make such an election. In the event of a deemed liquidation, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series A, B, E and E-2 Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subparagraph (c) is given, the provisions of Subparagraph 4(i) shall apply.

         3.   VOTING.

              (a) Each holder of outstanding shares of Series A, B, E or E-2 Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A, B, E or E-2 Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Paragraph 4 of this Section C), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subparagraphs 3(b), 3(c), 3(d), 3(f) or 3(g) below, by the provisions of Paragraph 7 or by the provisions establishing any other series of Series Preferred Stock, holders of Series A, B, E and E-2 Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

              (b) The holders of record of the shares of Series A Preferred Stock, exclusively and voting as a separate class, shall be entitled to elect, by an affirmative vote or written consent of a majority of the issued and outstanding shares of Series A Preferred Stock, one (1) director of the Corporation which shall be designated by a majority in interest of the shares of Series A Preferred Stock; PROVIDED that such class voting rights shall terminate upon the closing of the Corporation's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $20,000,000 of gross proceeds to the Corporation at a minimum price of $10.00 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events) (a "Qualified Public Offering"). At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the director as set forth in the first sentence of this Paragraph 3(b). Any vacancy in said directorship shall be filled only by the nomination of a replacement director by a majority in interest of the shares of Series A Preferred Stock and an affirmative vote or written consent as described in the first sentence of this Paragraph 3(b).

              (c) The holders of record of the shares of Series B Preferred Stock, exclusively and voting as a separate class, shall be entitled to elect, by an affirmative vote or written consent of a majority of the issued and outstanding shares of Series B Preferred Stock, one (1) director of the Corporation which shall be designated by a majority in interest of the shares of Series B Preferred Stock; PROVIDED that such class voting rights shall terminate upon the closing of a Qualified Public Offering by the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series B Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the director as set forth in the first sentence of this Paragraph 3(c). Any vacancy in said directorship shall be filled only by the nomination of a replacement director by a majority in interest of the shares of Series B Preferred Stock and an affirmative vote or written consent as described in the first sentence of this Paragraph 3(c).

              (d) The holders of record of the shares of Series E and E-2 Preferred Stock, exclusively and voting together as a single class, shall be entitled to elect, by an affirmative vote or written consent of a majority of the issued and outstanding shares of Series E and E-2 Preferred Stock, two (2) directors of the Corporation (one of which shall be designated by The Sprout Group and the other of which shall be designated by a majority in interest of the shares of Series E and E-2 Preferred Stock, voting together as a single class); PROVIDED that such class voting rights shall terminate upon the closing of a Qualified Public Offering by the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series E Preferred Stock then outstanding and a majority of the Series E-2 Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the directors as set forth in the first sentence of this Paragraph 3(d). Any vacancy in said directorships shall be filled only by a replacement director designated by The Sprout Group (if such vacancy is a designee of The Sprout Group) or the nomination of a replacement director by a majority in interest of the shares of Series E and Series E-2 Preferred Stock, voting together as a single class (if such vacancy is a designee of the majority in interest of the shares of Series E and Series E-2 Preferred Stock), and an affirmative vote or written consent as described in the first sentence of this Paragraph 3(d).

              (e) The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A, B, E and E-2 Preferred Stock and the

Series C and D Preferred Stock), voting together as a single class, shall be entitled to elect as directors by a majority vote (i) either the Chief Executive Officer or the Chief Business Officer of the Corporation as nominated by a majority of the Board of Directors and; (ii) three (3) directors which directors shall be non-employee directors of the Corporation as nominated by a majority of the Board of Directors.

              (f) The Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of Qualified Series E and E-2 Preferred Stock (as defined in Subparagraph 3(g) hereof), exclusively and voting together as a single class:

              (1) redeem, repurchase or acquire any of its Common Stock except in connection with (A) the termination of employment agreements with the holders thereof or (B) the exercise of the Corporation's right of first refusal under the Corporation's By-Laws or the Second Amended and Restated Right of First Refusal Agreement dated as of July 30, 1999;

              (2) permit any change in the number of directorships of the Corporation, which number shall initially be set at eight (8);

              (3) (A) merge with or into or consolidate with any other corporation in a transaction resulting in the shareholders of the Corporation owning less than 50% of the resulting Corporation's voting capital stock, (B) sell, lease, or otherwise dispose of all or substantially all of its properties or assets, (C) assign, grant a license under or otherwise transfer all or substantially all of its technology or intellectual property rights;

              (4) authorize, issue or sell any equity security or any security convertible into or evidencing the right to purchase shares of such securities having rights, preferences and privileges senior to or on a parity with the Series E or E-2 Preferred Stock;

              (5) amend, alter or repeal in any way any provision of the Corporation's Amended and Restated Certificate of Incorporation, in order to (i) increase the number of authorized shares of Series E or E-2 Preferred Stock or (ii) effect any change which would have an adverse effect on the rights, preferences and privileges of the Series E or E-2 Preferred Stock; or

              (6) authorize any debt securities other than unsecured debt of less than Two Million Dollars ($2,000,000) or any debt secured by accounts receivable, inventory, real property, fixtures or equipment.

PROVIDED that such voting rights shall terminate upon the closing of a Qualified Public Offering.

              (g) For purposes of this Article FOURTH "Qualified Series E and E-2 Preferred Stock" shall mean shares of Series E or E-2 Preferred Stock held by The Sprout Group, Kummell Investments Limited, Rovent II Limited Partnership, Advent Partners Limited Partnership, Atlas Venture Fund III, L.P., Forward Ventures Vanguard Fund II, The Goldman

Sachs Group, L.P., Oxford Bioscience Partners II L.P., Oxford Bioscience Partners (Adjunct) II L.P and Oxford Bioscience Partners (Bermuda) II Limited Partnership (individually, an "Investor" and collectively, the "Investors"), an Affiliate of an Investor or a person who (i) acquired at least 300,000 shares of Series E or E-2 Preferred Stock, including shares of Common Stock into which such shares were converted, as adjusted for stock splits, stock dividends, recapitalization and similar events and (ii) at the time of such acquisition delivered to the Corporation a written instrument identifying itself, giving the Corporation notice of the acquisition of such shares, identifying any securities of the Corporation owned or acquired by it and agreeing that such person will keep confidential and will not disclose or divulge any confidential, proprietary or secure information which such person may obtain from the Corporation pursuant to financial statements, reports and other materials submitted by the Corporation to such person, unless such information is known, or until such information becomes known, to the public; PROVIDED HOWEVER, that such person may disclose such information (A) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with it investment in the Corporation, (B) to any prospective purchaser of any Qualified Series E or E-2 Preferred Shares from such person (as long as such prospective purchaser agrees in writing to be bound by the provisions of this subsection (ii), (C) to any Affiliate to such person or to a partner, shareholder or subsidiary of such person who is bound to protect the confidential or proprietary nature of such information, (D) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such person, (E) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, or (F) in order to comply with any law, order, regulation or ruling applicable to such holder. Notwithstanding anything to the contrary contained herein any shares of Series E or E-2 Preferred Stock transferred by any Investor which is a partnership or corporation to any partner, retired partner or stockholder thereof, who agrees to be bound as set forth in subsection (ii) above shall be Qualified Preferred Shares. For purposes of this subsection, "Affiliate" shall mean, in respect of any person or entity controlling, controlled by, or under common control with, such person or entity, and the term "control" shall have the meaning given to it under the Securities Act or 1933, as amended and the rules and regulations promulgated thereunder.

         4. OPTIONAL CONVERSION. The holders of the Series A and B Preferred Stock and the Series E and E-2 Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

              (a) RIGHT TO CONVERT. Each share of Series A and B Preferred Stock and Series E and E-2 Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by (i) dividing $3.25 by the Series A Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series A Preferred Stock, (ii) dividing $3.25 by the Series B Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series B Preferred Stock; (i) dividing $3.25 by the Series E Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series E Preferred Stock; and
(ii) dividing $3.25 by the Series E-2 Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series E-2 Preferred Stock . The "Series A Conversion Price" shall initially be $3.25, the "Series B Conversion Price" shall initially be $3.25, the "Series E Conversion Price" shall initially be $3.25 and the "Series E-2 Conversion Price" shall initially be $3.25. Such initial Series A Conversion Price, Series B Conversion Price, Series E Conversion Price and Series E-2 Conversion Price (collectively sometimes referred to as "Conversion Prices"), and the rate at which shares of Series A Preferred Stock, Series B Preferred Stock, Series E Preferred Stock and Series E-2 Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         In the event of a notice of redemption of any shares of Series A, B, E or E-2 Preferred Stock pursuant to Paragraph 6 of this Section C, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the fifth day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A and B Preferred Stock and Series E and E-2 Preferred Stock.

              (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A, B, E or E-2 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price, Series B Conversion Price, Series E Conversion Price or Series E-2 Conversion Price, as applicable.

              (c) MECHANICS OF CONVERSION.

                  (i) In order for a holder of Series A, B, E or E-2 Preferred Stock to convert shares of Series A, B, E or E-2 Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A, B, E or E-2 Preferred Stock, at the office of the transfer agent for the Series A, B, E or E-2 Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A, B, E or E-2 Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A, B, E or E-2 Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                  (ii) The Corporation shall at all times when the Series A, B, E and E-2 Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A, B, E and E-2 Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A, B, E and E-2 Preferred Stock.

                  (iii) Upon any such conversion, no adjustment to the Conversion Prices shall be made for any declared or accrued but unpaid dividends on the Series A, B, E or E-2 Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                  (iv) All shares of Series A, B, E and E-2 Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared or accrued but unpaid thereon. Any shares of Series A, B, E and E-2 Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series A, B, E or E-2 Preferred Stock accordingly.

                  (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A, B, E or E-2 Preferred Stock pursuant to this Paragraph 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A, B, E or E-2 Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

              (d) ADJUSTMENTS TO CONVERSION PRICES FOR DILUTING ISSUES:

                  (i) SPECIAL DEFINITIONS. For purposes of this Subparagraph 4(d), the following definitions shall apply:

                      (A) "OPTION" shall mean rights, options or warrants to
              subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options to acquire shares described in Subparagraph 4(d)(i)(D) below.

                      (B) "SERIES E ORIGINAL ISSUE DATE" shall mean the date on
              which the first share of Series E Preferred Stock was issued.

                      (C) "CONVERTIBLE SECURITIES" shall mean any evidences of
              indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                      (D) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all
              shares of Common Stock issued (or, pursuant to Subparagraph 4(d)(iii) below, deemed to be issued) by the Corporation after the Series E Original Issue Date, other than shares of Common Stock issued or issuable:

                          (I) upon conversion of shares of Series A, B, C, D, E or E-2 Preferred Stock outstanding on the Series E Original Issue Date;

                          (II) as a dividend or distribution on Series A, B, C, D, E, or E-2 Preferred Stock;

                          (III) by reason of a dividend, stock split, split-up
                                or other distribution on shares of Common Stock that are excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (I) and (II) or this clause
                                (III); or

                          (IV) to employees or directors of, or consultants to, the Corporation pursuant to any plan, arrangement or agreement approved by the Board of Directors of the Corporation.

              (ii) NO ADJUSTMENT OF CONVERSION PRICES.

                      (A) No adjustment in the number of shares of Common Stock
              into which the Series A or B Preferred Stock is convertible shall be made, by adjustment in the applicable Series A Conversion Price or Series B Conversion Price thereof: (A) unless the consideration per share (determined pursuant to Subparagraph 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series A Conversion Price or Series B Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (B) if prior to such issuance, the Corporation receives written notice from the holders of a majority of the then outstanding shares of Series A and B Preferred Stock, exclusively and voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                      (B) No adjustment in the number of shares of Common Stock
              into which the Series E or E-2 Preferred Stock is convertible shall be made, by adjustment in the applicable Series E Conversion Price or Series E-2 Conversion Price thereof: (A) unless the consideration per share (determined pursuant to Subparagraph 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series E Conversion Price or Series E-2 Conversion Price, as applicable, in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (B) if prior to such issuance, the Corporation receives written notice from the holders of a majority of the then outstanding shares of Series E and E-2 Preferred Stock, exclusively and voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                  (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. If the Corporation at any time or from time to time after the Series E Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subparagraph 4(d)(v) of this Section C) of such Additional Shares of Common Stock would be less than the applicable Series A Conversion Price, Series B Conversion Price, Series E Conversion Price or Series E-2 Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                      (A) No further adjustment in the Conversion Prices shall
              be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                      (B) If such Options or Convertible Securities by their
              terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Prices computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                      (C) Upon the expiration or termination of any unexercised
              Option, the Conversion Prices then in effect shall forthwith be readjusted to such Conversion Prices as would have obtained had the adjustment which was made upon the issuance of such unexercised Option not been made, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Prices;

                      (D) In the event of any change in the number of shares of
              Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Prices then in effect shall forthwith be readjusted to such Conversion Prices as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                      (E) No readjustment pursuant to clause (B), (C) or (D)
              above shall have the effect of increasing either Conversion Price to an amount which exceeds the lower of (i) the applicable Conversion Price on the original adjustment date, or (ii) the applicable Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

              (iv) ADJUSTMENT OF CONVERSION PRICES UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Corporation shall at any time issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subparagraph 4(d)(iii), but excluding shares issued as a dividend or distribution as provided in Subparagraph 4(f) or upon a stock split or combination as provided in Subparagraph 4(e)), without consideration or for a consideration per share less than the applicable Series A Conversion Price, Series B Conversion Price, Series E Conversion Price or Series E-2 Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price and Series E-2 Conversion Price in effect at such time shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Series A Conversion Price, the Series B Conversion Price, the Series E Conversion Price and the Series E-2 Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A, B, E or E-2 Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED that, (i) for the purpose of this Subparagraph 4(d)(iv), all shares of Common Stock issuable upon conversion of Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the exercise or conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

              Notwithstanding the foregoing, until January 31, 2001 the Series E Conversion Price and the Series E-2 Conversion Price shall be reduced, concurrently with such issuance described in the foregoing paragraph, to a price equal to the lowest consideration per share received or to be received by the Corporation for the Additional Shares of Common Stock so issued instead of pursuant to the formula set forth in the foregoing paragraph.

              (v) DETERMINATION OF CONSIDERATION. For purposes of this Subparagraph 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                      (A) CASH AND PROPERTY: Such consideration:

                          (I) insofar as it consists of cash, be computed at the
                  aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

                          (II) insofar as it consists of property other than
                  cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                          (III) in the event Additional Shares of Common Stock
                  are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                      (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration
              per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subparagraph 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing:

                          (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                          (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) MULTIPLE CLOSING DATES. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Conversion Prices shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

              (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Series E Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price and Series E-2 Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series E Original Issue Date combine the outstanding shares of Common Stock, the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price and the Series E-2 Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

              (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Series E Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price and Series E-2 Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price and the Series E-2 Conversion Price then in effect by a fraction:

                  (x) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (y) the denominator of which shall be the total number of
              shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

PROVIDED, HOWEVER, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price and Series E-2 Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price and Series E-2 Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

              (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Series E Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A, B, E and E-2 Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A, B, E or E-2 Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A, B, E or E-2 Preferred Stock.

              (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series A, B, E or E-2 Preferred Stock shall be changed into the same or a different, number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A, B, E or E-2 Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A, B, E or E-2 Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

              (i) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subparagraph 2(c)), each share of Series A, B, E and E-2 Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A, B, E or E-2 Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Paragraph 4 set forth with respect to the rights and interest thereafter of the holders of the Series A, B, E and E-2 Preferred Stock, to the end that the provisions set forth in this Paragraph 4 (including provisions with respect to changes in and other adjustments of the Conversion Prices) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A, B, E or E-2 Preferred Stock.

              (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A, B, E and E-2 Preferred Stock against impairment.

              (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Prices pursuant to this Paragraph 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A, B, E or E-2 Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A, B, E or E-2 Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price or Series E-2 Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A, B, E or E-2 Preferred Stock, as applicable.

              (l) NOTICE OF RECORD DATE. In the event:

                  (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                  (ii) that the Corporation subdivides or combines its
              outstanding shares of Common Stock;

                  (iii) of any reclassification of the Common Stock of the
              Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                  (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A, B, E and E-2 Preferred Stock, and shall cause to be mailed to the holders of the Series A, B, E and E-2 Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                  (A) the record date of such dividend, distribution,
                      subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5.   MANDATORY CONVERSION.

              (a) All outstanding shares of Series A, B, E and E-2 Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective Series A Conversion Price, Series B Conversion Price, Series E Conversion Price or Series E-2 Conversion Price as applicable, (i) upon the closing of the sale of shares of Common Stock, at a price of at least $10.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $20,000,000 of gross proceeds to the Corporation, or (ii) upon the affirmative vote or written consent of the holders of not less than a majority of the issued and outstanding shares of Series E and E-2 Preferred Stock, exclusively and voting together as a single class to convert all shares of Series A, B, E and E-2 Preferred Stock (the "Mandatory Conversion Date").

              (b) All holders of record of shares of Series A, B, E and E-2 Preferred Stock will be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A, B, E and E-2 Preferred Stock pursuant to this Paragraph 5. Such notice need not be given in advance of the occurrence of a Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A, B, E and E-2 Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A, B, E and E-2 Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A, B, E and E-2 Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Paragraph 5. On the Mandatory Conversion Date, all rights with respect to the Series A, B, E and E-2 Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A, B, E or E-2 Preferred Stock has been converted, and payment of any declared or accrued but unpaid dividends thereon (all of which shall be deemed to be declared by the Board of Directors on the Mandatory Conversation Date). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A, B, E or E-2 Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subparagraph 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

              (c) All certificates evidencing shares of Series A, B, E and E-2 Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A, B, E or E-2 Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A, B, E or E-2 Preferred Stock accordingly.

         6.   OPTIONAL REDEMPTION.

              (a) ELECTION OF HOLDERS TO REQUIRE REDEMPTION. At any time, on or after July 30, 2004 , at the election of the holders of a majority of the shares of Series A, B, C, D, E and E-2 Preferred Stock then outstanding and together as a single class, the Corporation shall, to the extent permitted by law at such time, be required to redeem all of the outstanding shares of Series A, B, C, D, E and E-2 Preferred Stock, in three equal annual installments, with one-third of the shares redeemable on the Redemption Date (as defined below), one-third redeemable on the first anniversary of the Redemption Date (the "Second Redemption Date") and one-third redeemable on the third anniversary of the Redemption Date (the "Third Redemption Date") upon the terms described in this Paragraph 6.

              (b) REDEMPTION PRICE. The redemption price per share of Series A Preferred Stock shall be $3.25 per share, plus an additional $.29 per share for each full year between July 30, 1999 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon, and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series A Preferred Stock (the "Series A Redemption Price"). The redemption price per share of Series B Preferred Stock shall be $3.25 per share, plus an additional $.29 per share for each full year between July 30, 1999 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon, and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series B Preferred Stock (the "Series B Redemption Price"). The redemption price per share of Series C Preferred Stock shall be $3.25 per share, plus an additional $.29 per share for each full year between July 30, 1999 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series C Preferred Stock (the "Series C Redemption Price"). The redemption price per share of Series D Preferred Stock shall be $3.25 per share, plus an additional $.29 per share for each full year between July 30, 1999 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series D Preferred Stock (the "Series D Redemption Price"). The redemption price per share of Series E Preferred Stock shall be $3.25 per share, plus an additional $.29 per share for each full year between July 30, 1999 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series E Preferred Stock (the "Series E Redemption Price"). The redemption price per share of Series E-2 Preferred Stock shall be $3.25 per share, plus all accrued and unpaid dividends thereon, including the dividend provided for in subsection 1(a) of this paragraph, on such share up to and including the date fixed for redemption of such shares of Series E-2 Preferred Stock (the "Series E-2 Redemption Price"). The Series A Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series A Preferred Stock. The Series B Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series B Preferred Stock. The Series C Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series C Preferred Stock. The Series D Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series D Preferred Stock. The Series E Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series E Preferred Stock. The Series E-2 Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series E-2 Preferred Stock.

              (c) REDEMPTION NOTICE. If the holders of a majority of the outstanding shares of Series A, B, C, D, E and E-2 Preferred Stock shall elect to require the Corporation to redeem all of the outstanding shares of Series A, B, C, D, E and E-2 Preferred Stock (the "Redeeming Preferred Stock"), such holders shall deliver a written notice to the Corporation not less than thirty
(30) days prior to a date fixed by such holders for the redemption of the shares of Redeeming Preferred Stock (the "Redemption Date") and stated in such notice. Not later than five (5) days prior to the Redemption Date, the Corporation shall mail, postage prepaid, written notice of the redemption (the "Redemption Notice") to each holder of record of Redeeming Preferred Stock, at its address as appears on the records of the Corporation. Failure of the Corporation to deliver the Redemption Notice shall not affect its obligation to redeem any shares of Redeeming Preferred Stock pursuant to this Paragraph 6. The Redemption Notice shall state:

              (i) the total number of shares of Redeeming Preferred Stock to be redeemed on the Redemption Date, the Second Redemption Date and the Third Redemption Date and the number of shares of Redeeming Preferred Stock to be redeemed on each such date from the holder to which such notice is addressed;

              (ii) the date of the Redemption Date, the Second Redemption Date and the Third Redemption Date and the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price, Series E Redemption Price and Series E-2 Redemption Price, as applicable; and

              (iii) that the holder shall surrender to the Corporation on or before the Redemption Date, the Second Redemption Date and the Third Redemption Date at its principal office or such other place as may be designated in the Redemption Notice, any certificate(s) held by it representing shares to be redeemed.

              (d) SURRENDER OF CERTIFICATES. Each holder of shares of Redeeming Preferred Stock being redeemed shall surrender the certificate(s) held by it representing such shares to the Corporation at its principal office or such other place as may be designated in the Redemption Notice. Upon such surrender, the Corporation shall pay to the order of the person whose name appears on such certificate(s) the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price, Series E Redemption Price or Series E-2 Redemption Price, as applicable, for such shares, and each surrendered certificate shall be cancelled. In the event that, pursuant to Subparagraph 6(a) of this Section C, not all of the shares of Redeeming Preferred Stock represented by a surrendered certificate are being redeemed, the Corporation shall deliver to the holder, at the expense of the Corporation, a new certificate representing the number of shares of Redeeming Preferred Stock not redeemed.

              (e) NO DIVIDENDS, CONVERSION OR INTEREST AFTER REDEMPTION. If the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in an irrevocable trust for the benefit of the holders of the Redeeming

Preferred Stock that has been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after such redemption date, shall not be entitled to any further dividends pursuant to Paragraph 1 of this Section C and shall not be entitled to conversion pursuant to Paragraph 4 of this Section C, and all rights of holders of such shares so called for redemption shall forthwith, after such redemption date, cease and terminate, excepting only the right to receive the redemption funds therefor to which they are entitled, but without interest. Any interest accrued on funds so deposited and unclaimed by stockholders entitled thereto shall be paid to such stockholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Redeeming Preferred Stock which shall have been called for redemption shall not, within six (6) years after the Redemption Date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any shares of Redeeming Preferred Stock, or otherwise, shall be returned to the Corporation forthwith.

              (f) DIVIDENDS ON SHARES NOT REDEEMED. Any shares of Redeeming Preferred Stock not redeemed when and as required by this paragraph shall continue to bear dividends at 200% of the rate, and otherwise in the same manner, as set forth in Paragraphs 1(a), 1(b), 1(c) and 1(d) of this Section C.

         7. AMENDMENTS TO THE CERTIFICATE OF INCORPORATION. Notwithstanding the provisions of Article TENTH hereof, the provisions of Paragraph 3 hereof may not be repealed or amended in any respect, nor may any other provision be amended, adopted or repealed which would have the effect of modifying or permitting circumvention of such provisions, unless (i) with respect to Paragraph 3, except for subsections (b), (c) or (d), such action is approved by the affirmative vote or written consent of the holders of not less than 66 2/3% of the issued and outstanding shares of Series A, B, E and E-2 Preferred Stock, exclusively and voting together as a single class; (ii) with respect to Paragraph 3(b), such action is approved by the affirmative vote or written consent of the holders of a majority of the Series A Preferred Stock voting separately as a class, (iii) with respect to Paragraph 3(c), such action is approved by the affirmative vote or written consent of the holders of a majority of the Series B Preferred Stock voting separately as a class, and (iv) with respect to Paragraph 3(d), such action is approved by the affirmative vote or written consent of the holders of a majority of the Series E and E-2 Preferred Stock voting separately as a class.

D.       SERIES C CONVERTIBLE PREFERRED STOCK AND SERIES D CONVERTIBLE PREFERRED
STOCK.

         Seventy-Seven Thousand Five Hundred Nineteen (77,519) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") and Three Hundred Twenty Thousand

(320,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series D Convertible Preferred Stock" (the "Series D Preferred Stock"), each of the Series C and D Preferred Stock with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

         1.   DIVIDENDS.

              (a) The holders of the outstanding shares of Series C and D Preferred Stock shall, assuming the conversion of all shares to shares of Common Stock as provided in Paragraph 4 (an "As Converted Basis"), be entitled to receive, out of any funds legally available therefor, such dividends or distributions when and if declared by the Board of Directors of the Corporation sharing ratably with holders of Common Stock on an As Converted Basis.

              (b) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock or Series D Preferred Stock until the holders of the Series C Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series C Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series C Preferred Stock is then convertible.

              (c) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock until the holders of the Series D Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series D Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series D Preferred Stock is then convertible.

              (d) For purposes of this Paragraph 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

              (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of all preferential amounts required to be paid to the holders of Series E Preferred Stock, and any other class or series of stock of the

Corporation ranking on liquidation on a parity with the Series E Preferred Stock, holders of Series C and D Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, and holders of shares of Series E Preferred Stock and Junior Stock then outstanding shall share ratably, on an As Converted Basis, in the remaining assets and funds of the Corporation available for distribution to its stockholders.

              (b) The occurrence of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subparagraph 2(a) above, unless the holders of a majority of the then outstanding shares of Series E and E-2 Preferred Stock, exclusively and voting together as a single class), elect that such event not constitute a liquidation, by giving written notice thereof to the Corporation at least three days before the effective date of, unless such event. In the event of a deemed liquidation, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series C and D Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subparagraph (b) is given, the provisions of Subparagraph 4(i) shall apply.

         3. VOTING. Each holder of outstanding shares of Series C or D Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C or D Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Paragraph 4 of this Section D), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions establishing any other series of Series Preferred Stock, holders of Series C and D Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

         4. OPTIONAL CONVERSION. The holders of the Series C and D Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

              (a) RIGHT TO CONVERT. Each share of Series C and D Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by (i) dividing $3.25 by the Series C Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series C Preferred Stock; and (ii) dividing $3.25 by the Series D Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series D Preferred Stock. The "Series C Conversion Price" shall initially be $3.25, and the "Series D Conversion Price" shall initially be $3.25. Such initial Series C Conversion Price and Series D Conversion Price (collectively, sometimes referred to as "Conversion Prices") and the rate at which shares of Series C Preferred Stock and Series D Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series C and D Preferred Stock.

              (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series C or D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series C Conversion Price or Series D Conversion Price, as applicable.

              (c) MECHANICS OF CONVERSION.

                  (i) In order for a holder of Series C or D Preferred Stock to convert shares of Series C or D Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series C or D Preferred Stock, at the office of the transfer agent for the Series C or D Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series C or D Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series C or D Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                  (ii) The Corporation shall at all times when the Series C and D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series C and D

         Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C and D Preferred Stock.

                  (iii) Upon any such conversion, no adjustment to the Conversion Prices shall be made for any declared or accrued but unpaid dividends on the Series C or D Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                  (iv) All shares of Series C and D Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared or accrued but unpaid thereon. Any shares of Series C and D Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series C or D Preferred Stock accordingly.

                  (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series C or D Preferred Stock pursuant to this Paragraph 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series C or D Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

              (d) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the date on which the first share of Series C Preferred Stock or Series D Preferred Stock, as applicable was issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Series C Conversion Price and Series D Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Series C Conversion Price and Series D Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

              (e) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series C Conversion Price and Series D Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series C Conversion Price and Series D Conversion Price then in effect by a fraction:

                  (x) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (y) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

PROVIDED, HOWEVER, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series C Conversion Price and Series D Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series C Conversion Price and Series D Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

              (f) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series C and D Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series C or D Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series C or D Preferred Stock.

              (g) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series C or D Preferred Stock shall be changed into the same or a different, number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series C or D Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series C or D Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

              (h) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subparagraph 2(b)), each share of Series C and D Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series C or D Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Paragraph 4 set forth with respect to the rights and interest thereafter of the holders of the Series C and D Preferred Stock, to the end that the provisions set forth in this Paragraph 4 (including provisions with respect to changes in and other adjustments of the Conversion Prices) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series C or D Preferred Stock.

              (i) NO IMPAIRMENT. The Corporation will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C and D Preferred Stock against impairment.

              (j) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Prices pursuant to this Paragraph 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C or D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C or D Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series C Conversion Price or Series D Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series C or D Preferred Stock, as applicable.

              (k) NOTICE OF RECORD DATE. In the event:

                  (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                  (ii) that the Corporation subdivides or combines its
              outstanding shares of Common Stock;

                  (iii) of any reclassification of the Common Stock of the
              Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                  (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series C and D Preferred Stock, and shall cause to be mailed to the holders of the Series C and D Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5.   MANDATORY CONVERSION.

              (a) All outstanding shares of Series C and D Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective Series C Conversion Price or Series D Conversion Price, as applicable, (i) upon the closing of the sale of shares of Common Stock, at a price of at least $10.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $20,000,000 of gross proceeds to the Corporation, or (ii) upon the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of Series E and E-2 Preferred Stock, exclusively and voting together as a single class, to convert all shares of C and D Preferred Stock hereof (the "C and D Mandatory Conversion Date").

              (b) All holders of record of shares of Series C and D Preferred Stock will be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series C and D Preferred Stock pursuant to this Paragraph 5. Such notice need not be given in advance of the occurrence of a Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series C and D Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series C and D Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series C and D Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Paragraph 5. On the Mandatory Conversion Date, all rights with respect to the Series C and D Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series C or D Preferred Stock has been converted, and payment of any declared or accrued but unpaid dividends thereon (all of which shall be deemed to be declared by the Board of Directors on the Mandatory Conversation Date). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series C or D Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subparagraph 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

              (c) All certificates evidencing shares of Series C and D Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series C or D Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series C or D Preferred Stock accordingly.

         IN WITNESS WHEREOF, this Certificate of Amendment to be executed by its President this 30TH day of July, 1999.

                                        VARIAGENICS, INC.

                                        By: /s/ TAYLOR J. CROUCH
                                           ---------------------------------
                                                Taylor J. Crouch, President

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                VARIAGENICS, INC.
                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware


      Variagenics, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

      At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

      RESOLVED: That Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted and the following Article FOURTH is inserted in lieu thereof:

            FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) Seventeen Million One Hundred Fifty-Five Thousand Four Hundred Seventy-Three (17,155,473) shares of Common Stock, $.0l par value per share ("Common Stock"), and (ii) Thirteen Million Six Hundred Fifty-Three Thousand Seven Hundred Seventy-Four (13,653,774) shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), of which Five Hundred Three Thousand Seven Hundred Eighty-Seven (503,787) shares have been designated Series A Convertible Preferred Stock, and One Million Eight Hundred Eighty-Three Thousand Five Hundred Forty-Seven (1,883,547) shares have been designated Series B Convertible Preferred Stock, Seventy-Seven Thousand Five Hundred Nineteen (77,519) shares have been designated Series C Convertible Preferred Stock, Three Hundred Twenty Thousand (320,000) shares have been designated Series D Convertible Preferred Stock, Four Million Six Hundred Forty-Eight Thousand Seven Hundred Eighty-Nine (4,648,789) shares have been designated Series E Convertible Preferred Stock, Two Million Two Hundred Ninety-Eight Thousand Five Hundred Sixty-Four (2,298,564) shares have been designated Series E-2 Convertible Preferred Stock, and Three Million Nine Hundred Twenty-One Thousand Five Hundred Sixty-Eight (3,921,568) shares have been designated Series F Convertible Preferred Stock.

      The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class and series of capital stock of the Corporation.

A.    COMMON STOCK.

      1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

      2. Voting. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

            The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding, including shares issuable upon conversion of shares of Preferred Stock then outstanding, and upon exercise of options and warrants then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

      3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

      4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.    PREFERRED STOCK.

      Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

C. SERIES A CONVERTIBLE PREFERRED STOCK, SERIES B CONVERTIBLE PREFERRED STOCK, SERIES E CONVERTIBLE PREFERRED STOCK, SERIES E-2 CONVERTIBLE PREFERRED STOCK AND SERIES F CONVERTIBLE PREFERRED STOCK.

      Five Hundred Three Thousand Seven Hundred Eighty-Seven (503,787) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A

Convertible Preferred Stock" (the "Series A Preferred Stock"), One Million Eight Hundred Eighty-Three Thousand Five Hundred Forty-Seven (1,883,547) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"), Four Million Six Hundred Forty-Eight Thousand Seven Hundred Eighty-Nine (4,648,789) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series E Convertible Preferred Stock" (the "Series E Preferred Stock"), Two Million Two Hundred Ninety-Eight Thousand Five Hundred Sixty-Four (2,298,564) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series E-2 Convertible Preferred Stock" (the "Series E-2 Preferred Stock") and Three Million Nine Hundred Twenty-One Thousand Five Hundred Sixty-Eight (3,921,568) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series F Convertible Preferred Stock" (the "Series F Preferred Stock"), each of the Series A, Series B, Series E, Series E-2 and Series F Preferred Stock with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

      1.    Dividends.

      (a) The holders of the outstanding shares of Series F Preferred Stock shall, sharing ratably, assuming the conversion of all shares to shares of Common Stock as provided in Paragraph 4 (an "As Converted Basis"), be entitled to receive, out of any funds legally available therefor, (i) prior to any distribution (as defined below) to the holders of Common Stock, non-cumulative dividends payable in cash or in kind at the election of the Corporation when and if declared by the Board of Directors of the Corporation, at the annual rate of $0.46 per share per annum, and (ii) such dividends or distributions when and if declared by the Board of Directors of the Corporation sharing ratably with holders of Common Stock on an As Converted Basis.

            (b) The holders of the outstanding shares of Series E and E-2 Preferred Stock shall, sharing ratably, assuming the conversion of all shares to shares of Common Stock as provided in Paragraph 4 (an "As Converted Basis"), be entitled to receive, out of any funds legally available therefor, (i) prior to any distribution (as defined below) to the holders of Common Stock, non-cumulative dividends payable in cash or in kind at the election of the Corporation when and if declared by the Board of Directors of the Corporation, at the annual rate of $0.29 per share per annum, and (ii) such dividends or distributions when and if declared by the Board of Directors of the Corporation sharing ratably with holders of Common Stock on an As Converted Basis.

            (c) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, the Series C Convertible Preferred Stock (the "Series C Preferred Stock"), the Series D Convertible Preferred Stock (the "Series D Preferred Stock"), Series E Preferred Stock or Series E-2 Preferred Stock until the holders of the Series F Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series F Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series F Preferred Stock is then convertible.

            (d) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock until the holders of the Series E and E-2 Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series E and E-2 Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series E or E-2 Preferred Stock is then convertible.

            (e) The holders of the outstanding shares of Series A and B Preferred Stock shall, assuming the conversion of all shares to shares of Common Stock as provided in Paragraph 4 (an "As Converted Basis"), be entitled to receive, out of any funds legally available therefor, such dividends or distributions when and if declared by the Board of Directors of the Corporation sharing ratably with holders of Common Stock on an As Converted Basis.

            (f) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock, Series C Preferred Stock or Series D Preferred Stock until the holders of the Series A and B Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series A and B Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series A or B Preferred Stock is then convertible.

            (g) For purposes of this Paragraph 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

      2. Liquidation, Dissolution or Winding up; Certain Mergers, Consolidations and Asset Sales.

            (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets and funds of the Corporation available for distribution to its stockholders shall be distributed ratably to the holders of the Corporation's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series E-2 Preferred Stock and Series F Preferred Stock on an

As Converted Basis; provided, however, that the holders of Series F Preferred Stock then outstanding may elect, by an affirmative vote or written consent of the holders of at least 60% of the outstanding shares of Series F Preferred Stock, voting exclusively and together as a single class, in lieu of receipt of their ratable distribution on a par with the holders of the Corporation's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series E-2 Preferred Stock, to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made to the holders of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series E-2 Preferred Stock or any other class or series of stock ranking on liquidation junior to the Series F Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount (the "F Liquidation Amount") equal to $5.10 per share with respect to shares of Series F Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) plus an additional $.46 per share plus all dividends declared or accrued but unpaid thereon and less all dividends actually paid thereon, for each full year between the issuance of the Series F Preferred and the date of such liquidation, dissolution or winding up of the Corporation, in lieu of receipt of their ratable distribution to be shared with the Junior Stock. If upon any such liquidation, dissolution or winding up of the Corporation and such election by the holders of the then outstanding shares of Series F Preferred Stock, the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series F Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series F Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Series F Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

            (b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series E and E-2 Preferred Stock then outstanding may elect, voting exclusively and together as a single class, in lieu of receipt of their ratable distribution on a par with the holders of the Corporation's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series F Preferred Stock, to be paid out of the assets of the Corporation available for distribution to its stockholders after payment has been made to the holders of the then outstanding shares of Series F Preferred Stock but before any payment shall be made to the holders of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock or any other class or series of stock ranking on liquidation junior to the Series E and E-2 Preferred Stock (such Common Stock and other stock being collectively referred to as the "Junior-2 Stock") by reason of their ownership thereof, an amount (the "E Liquidation Amount") equal to $3.25 per share with respect to shares of Series E and E-2 Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) plus an additional $.29 per share plus all dividends declared or accrued but unpaid thereon and less all dividends actually paid thereon, for each full year between the issuance of the Series E and E-2 Preferred and the date of such liquidation, dissolution or winding up of the Corporation, in lieu of receipt of their ratable distribution to be shared with the Junior-2 Stock. If upon any such involuntary liquidation, dissolution or winding up of the Corporation and such election by the holders of the then outstanding shares of Series F Preferred Stock, and after any distribution is paid to the holders of the then outstanding shares of Series F Preferred Stock, the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series E and E-2 Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series E and E-2 Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Series E and E-2 Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

            (c) If the holders of the Series F Preferred Stock elect to receive the F Liquidation Amount, after the payment of the F Liquidation Amount to the holders of Series F Preferred Stock, and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series F Preferred Stock, holders of shares of Junior Stock then outstanding, upon the dissolution, liquidation or winding up of the Corporation, shall share ratably, on an As Converted Basis, in the remaining assets and funds of the Corporation available for distribution to its stockholders; provided, however, that if the holders of the Series E and E-2 Preferred Stock elect to receive the E Liquidation Amount, after the payment of the F Liquidation Amount to the holders of the Series F Preferred Stock (and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series F Preferred Stock), and the payment of the E Liquidation Amount to the holders of the Series E and E-2 Preferred Stock (and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series E and E-2 Preferred Stock), holders of shares of Junior-2 Stock then outstanding upon the dissolution, liquidation or winding up of the Corporation shall share ratably, on an As Converted Basis, in the remaining assets and funds of the Corporation available for distribution to its stockholders.

            (d) The occurrence of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subparagraphs 2(a), 2(b) and 2(c) above, unless the holders of a majority of the then outstanding shares of Series E, E-2 and F Preferred Stock, exclusively and voting together as a single class, elect that such event shall not constitute a liquidation by giving written notice thereof to the Corporation at least three days before the effective date of such event. The Corporation shall promptly provide to the holders of shares of Series E, E-2 and F Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series E, E-2 and F Preferred Stock in order to assist them in determining whether to make such an election. In the event of a deemed liquidation, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series A, B, E, E-2 and F Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subparagraph (d) is given, the provisions of Subparagraph 4(i) shall apply.

      3.    Voting.

            (a) Each holder of outstanding shares of Series A, B, E, E-2 or F Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A, B, E, E-2 or F Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Paragraph 4 of this Section C), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subparagraphs 3(b), 3(c), 3(d), 3(e), 3(g), 3(h) or 3(i) below, by the provisions of Paragraph 7 or by the provisions establishing any other series of Series Preferred Stock, holders of Series A, B, E, E-2 or F Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

            (b) The holders of record of the shares of Series A Preferred Stock, exclusively and voting as a separate class, shall be entitled to elect, by an affirmative vote or written consent of a majority of the issued and outstanding shares of Series A Preferred Stock, one (1) director of the Corporation which shall be designated by a majority in interest of the shares of Series A Preferred Stock; provided that such class voting rights shall terminate upon the closing of the Corporation's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $20,000,000 of gross proceeds to the Corporation at a minimum price of $10.20 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events) (a "Qualified Public Offering"). At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the director as set forth in the first sentence of this Subparagraph 3(b). Any vacancy in said directorship shall be filled only by the nomination of a replacement director by a majority in interest of the shares of Series A Preferred Stock and an affirmative vote or written consent as described in the first sentence of this Subparagraph 3(b).

            (c) The holders of record of the shares of Series B Preferred Stock, exclusively and voting as a separate class, shall be entitled to elect, by an affirmative vote or written consent of a majority of the issued and outstanding shares of Series B Preferred Stock, one (1) director of the Corporation which shall be designated by a majority in interest of the shares of Series B Preferred Stock; provided that such class voting rights shall terminate upon the closing of a Qualified Public Offering by the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series B Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the director as set forth in the first sentence of this Subparagraph 3(c). Any vacancy in said directorship shall be filled only by the nomination of a replacement director by a majority in interest of the shares of Series B Preferred Stock and an affirmative vote or written consent as described in the first sentence of this Subparagraph 3(c).

            (d) The holders of record of the shares of Series E and E-2 Preferred Stock, exclusively and voting together as a single class, shall be entitled to elect, by an affirmative vote or written consent of a majority of the issued and outstanding shares of Series E and E-2 Preferred Stock, two (2) directors of the Corporation (one of which shall be designated by The Sprout Group and the other of which shall be designated by a majority in interest of the shares of Series E and E-2 Preferred Stock, voting together as a single class); provided that such class voting rights shall terminate upon the closing of a Qualified Public Offering by the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series E Preferred Stock then outstanding and a majority of the Series E-2 Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the directors as set forth in the first sentence of this Subparagraph 3(d). Any vacancy in said directorships shall be filled only by a replacement director designated by The Sprout Group (if such vacancy is a designee of The Sprout Group) or the nomination of a replacement director by a majority in interest of the shares of Series E and Series E-2 Preferred Stock, voting together as a single class (if such vacancy is a designee of the majority in interest of the shares of Series E and Series E-2 Preferred Stock), and an affirmative vote or written consent as described in the first sentence of this Subparagraph 3(d).

            (e) The holders of record of the shares of Series F Preferred Stock, exclusively and voting as a separate class, shall be entitled to elect, by an affirmative vote or written consent of at least 60% of the issued and outstanding shares of Series F Preferred Stock, one (1) director of the Corporation which shall be designated by CIBC WMV Inc.; provided that such class voting rights shall terminate upon the closing of a Qualified Public Offering by the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series F Preferred Stock then outstanding shall constitute a quorum for the purpose of electing the director as set forth in the first sentence of this Subparagraph 3(e). Any vacancy in said directorship shall be filled only by the nomination of a replacement director by a majority in interest of the shares of Series F Preferred Stock and an affirmative vote or written consent as described in the first sentence of this Subparagraph 3(e).

            (f) The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A, B, E, E-2 and F Preferred Stock and the Series C and D Preferred Stock), voting together as a single class, shall be entitled to elect as directors by a majority vote (i) either the Chief Executive Officer or the Chief Business Officer of the Corporation as nominated by a majority of the Board of Directors and;
(ii) three (3) directors which directors shall be non-employee directors of the Corporation as nominated by a majority of the Board of Directors.

            (g) The Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of Qualified Series E and E-2 Preferred Stock (as defined in Subparagraph 3(j) hereof) and Series F Preferred Stock, exclusively and voting together as a single class:

            (1) redeem, repurchase or acquire any of its Common Stock except in connection with (A) the termination of employment agreements with the holders thereof or (B) the exercise of the Corporation's right of first refusal under the Corporation's By-Laws or the Second Amended and Restated Right of First Refusal Agreement dated as of July 30, 1999;

            (2) permit any change in the number of directorships of the Corporation, which number shall initially be set at nine (9);

            (3) (A) merge with or into or consolidate with any other corporation in a transaction resulting in the shareholders of the Corporation owning less than 50% of the resulting Corporation's voting capital stock, (B) sell, lease, or otherwise dispose of all or substantially all of its properties or assets, (C) assign, grant a license under or otherwise transfer all or substantially all of its technology or intellectual property rights; or

            (4) authorize any debt securities other than unsecured debt of less than Two Million Dollars ($2,000,000) or any debt secured by accounts receivable, inventory, real property, fixtures or equipment.

provided that such voting rights shall terminate upon the closing of a Qualified Public Offering.

            (h) The Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of Qualified Series E and E-2 Preferred Stock (as defined in Subparagraph 3(j) hereof), exclusively and voting together as a single class:

            (1) authorize, issue or sell any equity security or any security convertible into or evidencing the right to purchase shares of such securities, other than Series F Preferred Stock, having rights, preferences and privileges senior to or on a parity with the Series E or E-2 Preferred Stock; or

            (2) amend, alter or repeal in any way any provision of the Corporation's Amended and Restated Certificate of Incorporation or Bylaws, in order to (i) increase the number of authorized shares of Series E or E-2 Preferred Stock or (ii) effect any change which would have an adverse effect on the rights, preferences and privileges of the Series E or E-2 Preferred Stock.

provided that such voting rights shall terminate upon the closing of a Qualified Public Offering.

            (i) The Corporation shall not, without the affirmative vote or written consent of the holders of at least 60% of the issued and outstanding shares of Series F Preferred Stock, exclusively and voting together as a single class:

            (1) authorize, issue or sell any equity security or any security convertible into or evidencing the right to purchase shares of such securities having rights, preferences and privileges senior to or on a parity with the Series F Preferred Stock; or

            (2) amend, alter or repeal in any way any provision of the Corporation's Amended and Restated Certificate of Incorporation or Bylaws, in order to (i) increase the number of authorized shares of Series F Preferred Stock or (ii) effect any change which would have an adverse effect on the rights, preferences and privileges of the Series F Preferred Stock.

provided that such voting rights shall terminate upon the closing of a Qualified Public Offering.

            (j) For purposes of this Article FOURTH "Qualified Series E and E-2 Preferred Stock" shall mean shares of Series E or E-2 Preferred Stock held by The Sprout Group, Kummell Investments Limited, Rovent II Limited Partnership, Advent Partners Limited Partnership, Atlas Venture Fund III, L.P., Atlas Venture Entrepreneurs' Fund III, L.P., Forward Ventures III, L.P., Forward Ventures III Institutional Partners, L.P., The Goldman Sachs Group, L.P., Oxford Bioscience Partners II L.P., Oxford Bioscience Partners (Adjunct) II L.P., Oxford Bioscience Partners (GS-Adjunct) II, L.P. and Oxford Bioscience Partners (Bermuda) II L.P. (individually, an "Investor" and collectively, the "Investors"), an Affiliate of an Investor or a person who (i) acquired at least 300,000 shares of Series E or E-2 Preferred Stock, including shares of Common Stock into which such shares were converted, as adjusted for stock splits, stock dividends, recapitalization and similar events and (ii) at the time of such acquisition delivered to the Corporation a written instrument identifying itself, giving the Corporation notice of the acquisition of such shares, identifying any securities of the Corporation owned or acquired by it and agreeing that such person will keep confidential and will not disclose or divulge any confidential, proprietary or secure information which such person may obtain from the Corporation pursuant to financial statements, reports and other materials submitted by the Corporation to such person, unless such information is known, or until such information becomes known, to the public; provided however, that such person may disclose such information (A) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Corporation, (B) to any prospective purchaser of any Qualified Series E or E-2 Preferred Shares from such person (as long as such prospective purchaser agrees in writing to be bound by the provisions of this subsection (ii), (C) to any Affiliate of such person or to a partner, shareholder or subsidiary of such person who is bound to protect the confidential or proprietary nature of such information, (D) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such person, (E) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, or (F) in order to comply with any law, order, regulation or ruling applicable to such holder. Notwithstanding anything to the contrary contained herein any shares of Series E or E-2 Preferred Stock transferred by any Investor which is a partnership or corporation to any partner, retired partner or stockholder thereof, who agrees to be bound as set forth in subsection (ii) above shall be Qualified Series E and E-2 Preferred Stock. For purposes of this subsection, "Affiliate" shall mean, in respect of any person or entity controlling, controlled by, or under common control with, such person or entity, and the term "control" shall have the meaning given to it under the Securities Act or 1933, as amended and the rules and regulations promulgated thereunder.

      4. Optional Conversion. The holders of the Series A and B Preferred Stock, the Series E and E-2 Preferred Stock and the Series F Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

            (a) Right to Convert. Each share of Series A and B Preferred Stock, Series E and E-2 Preferred Stock and Series F Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by (i) dividing $3.25 by the Series A Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series A Preferred Stock; (ii) dividing $3.25 by the Series B Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series B Preferred Stock; (iii) dividing $3.25 by the Series E Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series E Preferred Stock; (iv) dividing $3.25 by the Series E-2 Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series E-2 Preferred Stock; and (v) dividing $5.10 by the Series F Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series F Preferred Stock. The "Series A Conversion Price" shall initially be $3.25, the "Series B Conversion Price" shall initially be $3.25, the "Series E Conversion Price" shall initially be $3.25, the "Series E-2 Conversion Price" shall initially be $3.25 and the "Series F Conversion Price" shall initially be $5.10. Such initial Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, Series E-2 Conversion Price and Series F Conversion Price (collectively sometimes referred to as "Conversion Prices"), and the rate at which shares of Series A Preferred Stock, Series B Preferred Stock, Series E Preferred Stock, Series E-2 Preferred Stock and Series F Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

      In the event of a notice of redemption of any shares of Series A, B, E, E-2 or F Preferred Stock pursuant to Paragraph 6 of this Section C, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the fifth day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A and B Preferred Stock, Series E and E-2 Preferred Stock and Series F Preferred Stock.

            (b) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A, B, E, E-2 or F Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, Series E-2 Conversion Price or Series F Conversion Price, as applicable.

            (c)   Mechanics of Conversion.

                  (i) In order for a holder of Series A, B, E, E-2 or F Preferred Stock to convert shares of Series A, B, E, E-2 or F Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A, B, E, E-2 or F Preferred Stock, at the office of the transfer agent for the Series A, B, E, E-2 or F Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A, B, E, E-2 or F Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A, B, E, E-2 or F Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                  (ii) The Corporation shall at all times when the Series A, B, E, E-2 and F Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A, B, E, E-2 and F Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A, B, E, E-2 and F Preferred Stock.

                  (iii) Upon any such conversion, no adjustment to the Conversion Prices shall be made for any declared or accrued but unpaid dividends on the Series A, B, E, E-2 or F Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                  (iv) All shares of Series A, B, E, E-2 and F Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared or accrued but unpaid thereon. Any shares of Series A, B, E, E-2 and F Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series A, B, E, E-2 or F Preferred Stock accordingly.

                  (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A, B, E, E-2 or F Preferred Stock pursuant to this Paragraph 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A, B, E, E-2 or F Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

            (d)   Adjustments to Conversion Prices for Diluting Issues:

                  (i) Special Definitions. For purposes of this Subparagraph 4(d), the following definitions shall apply:

                        (A) "Option" shall mean rights, options or warrants to
            subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options to acquire shares described in Subparagraph 4(d)(i)(D) below.

                        (B) "Series F Original Issue Date" shall mean the date
            on which the first share of Series F Preferred Stock was issued.

                        (C) "Convertible Securities" shall mean any evidences of
            indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                        (D) "Additional Shares of Common Stock" shall mean all
            shares of Common Stock issued (or, pursuant to Subparagraph 4(d)(iii) below, deemed to be issued) by the Corporation after the Series F Original Issue Date, other than shares of Common Stock issued or issuable:

                              (I) upon conversion of shares of Series A, B, C, D, E, E-2 or F Preferred Stock outstanding on the Series F Original Issue Date;

                              (II) as a dividend or distribution on Series A, B, C, D, E, E-2 or F Preferred Stock;

                              (III) by reason of a dividend, stock split,
                                    split-up or other distribution on shares of Common Stock that are excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (I) and (II) or this clause (III); or

                              (IV) to employees or directors of, or consultants to, the Corporation pursuant to any plan, arrangement or agreement approved by the Board of Directors of the Corporation.

                  (ii)  No Adjustment of Conversion Prices.

                        (A) No adjustment in the number of shares of Common
            Stock into which the Series A or B Preferred Stock is convertible shall be made, by adjustment in the applicable Series A Conversion Price or Series B Conversion Price thereof: (A) unless the consideration per share (determined pursuant to Subparagraph 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Series A Conversion Price or Series B Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (B) if prior to such issuance, the Corporation receives written notice from the holders of a majority of the then outstanding shares of Series A and B Preferred Stock, exclusively and voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                        (B) No adjustment in the number of shares of Common
            Stock into which the Series E or E-2 Preferred Stock is convertible shall be made, by adjustment in the applicable Series E Conversion Price or Series E-2 Conversion Price thereof: (A) unless the consideration per share (determined pursuant to Subparagraph 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series E Conversion Price or Series E-2 Conversion Price, as applicable, in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (B) if prior to such issuance, the Corporation receives written notice from the holders of a majority of the then outstanding shares of Series E and E-2 Preferred Stock, exclusively and voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                        (C) No adjustment in the number of shares of Common
            Stock into which the Series F Preferred Stock is convertible shall be made, by adjustment in the applicable Series F Conversion Price thereof: (A) unless the consideration per share (determined pursuant to Subparagraph 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series F Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (B) if prior to such issuance, the Corporation receives written notice from the holders of at least 60% of the then outstanding shares of Series F Preferred Stock, exclusively and voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                  (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Series F Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subparagraph 4(d)(v) of this Section C) of such Additional Shares of Common Stock would be less than the applicable Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, Series E-2 Conversion Price or Series F Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                        (A) No further adjustment in the Conversion Prices shall
            be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                        (B) If such Options or Convertible Securities by their
            terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Prices computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                        (C) Upon the expiration or termination of any
            unexercised Option, the Conversion Prices then in effect shall forthwith be readjusted to such Conversion Prices as would have obtained had the adjustment which was made upon the issuance of such unexercised Option not been made, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Prices;

                        (D) In the event of any change in the number of shares
            of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Prices then in effect shall forthwith be readjusted to such Conversion Prices as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                        (E) No readjustment pursuant to clause (B), (C) or (D)
            above shall have the effect of increasing either Conversion Price to an amount which exceeds the lower of (i) the applicable Conversion Price on the original adjustment date, or (ii) the applicable Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                  (iv) Adjustment of Conversion Prices Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall at any time issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subparagraph 4(d)(iii), but excluding shares issued as a dividend or distribution as provided in Subparagraph 4(f) or upon a stock split or combination as provided in Subparagraph 4(e)), without consideration or for a consideration per share less than the applicable Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, Series E-2 Conversion Price or Series F Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, Series E-2 Conversion Price and Series F Conversion Price in effect at such time shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Series A Conversion Price, the Series B Conversion Price, the Series E Conversion Price, the Series E-2 Conversion Price and Series F Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A, B, E, E-2 or F Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this Subparagraph 4(d)(iv), all shares of Common Stock issuable upon conversion of Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon conversion of such outstanding Convertible Securities shall not give effect to any adjustments to the exercise or conversion price or conversion rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                  Notwithstanding the foregoing, until January 31, 2001 the Series E Conversion Price, the Series E-2 Conversion Price and the Series F Conversion Price shall be reduced, concurrently with such issuance described in the foregoing paragraph, to a price equal to the lowest consideration per share received or to be received by the Corporation for the Additional Shares of Common Stock so issued instead of pursuant to the formula set forth in the foregoing paragraph.

                  (v) Determination of Consideration. For purposes of this Subparagraph 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                        (A)   Cash and Property:  Such consideration:

                              (I) insofar as it consists of cash, be computed at
                  the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

                              (II) insofar as it consists of property other than
                  cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                              (III) in the event Additional Shares of Common
                  Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                        (B) Options and Convertible Securities. The
            consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subparagraph 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing:

                        (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                        (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) Multiple Closing Dates. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Conversion Prices shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

            (e) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Series F Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, Series E-2 Conversion Price and Series F Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series F Original Issue Date combine the outstanding shares of Common Stock, the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, the Series E-2 Conversion Price and Series F Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (f) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time after the Series F Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, Series E-2 Conversion Price and Series F Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, the Series E-2 Conversion Price and Series F Conversion Price then in effect by a fraction:

                  (x) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (y) the denominator of which shall be the total number of
            shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, Series E-2 Conversion Price and Series F Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, Series E-2 Conversion Price and Series F Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

            (g) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series F Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A, B, E, E-2 and F Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A, B, E, E-2 or F Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A, B, E, E-2 or F Preferred Stock.

            (h) Adjustment for Reclassification, Exchange, or Substitution. If the Common Stock issuable upon the conversion of the Series A, B, E, E-2 or F Preferred Stock shall be changed into the same or a different, number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A, B, E, E-2 or F Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A, B, E, E-2 or F Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

            (i) Adjustment for Merger or Reorganization, etc. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subparagraph 2(c)), each share of Series A, B, E, E-2 and F Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A, B, E, E-2 or F Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Paragraph 4 set forth with respect to the rights and interest thereafter of the holders of the Series A, B, E, E-2 and F Preferred Stock, to the end that the provisions set forth in this Paragraph 4 (including provisions with respect to changes in and other adjustments of the Conversion Prices) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A, B, E, E-2 or F Preferred Stock.

            (j) No Impairment. The Corporation will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A, B, E, E-2 and F Preferred Stock against impairment.

            (k) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Prices pursuant to this Paragraph 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A, B, E, E-2 or F Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A, B, E, E-2 or F Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, Series E-2 Conversion Price or Series F Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A, B, E, E-2 or F Preferred Stock, as applicable.

            (l)   Notice of Record Date.  In the event:

                  (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                  (ii) that the Corporation subdivides or combines its
            outstanding shares of Common Stock;

                  (iii) of any reclassification of the Common Stock of the
            Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                  (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A, B, E, E-2 and F Preferred Stock, and shall cause to be mailed to the holders of the Series A, B, E, E-2 and F Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

      5.    Mandatory Conversion.

            (a) All outstanding shares of Series A, B, E, E-2 and F Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, Series E-2 Conversion Price or Series F Conversion Price as applicable, (i) upon the closing of the sale of shares of Common Stock, at a price of at least $10.20 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities

Act of 1933, as amended, resulting in at least $20,000,000 of gross proceeds to the Corporation, or (ii) upon the affirmative vote or written consent of the holders of not less than a majority of the issued and outstanding shares of Series E, E-2 and F Preferred Stock, exclusively and voting separately as different classes to convert all shares of Series A, B, E, E-2 and F Preferred Stock (the "Mandatory Conversion Date").

            (b) All holders of record of shares of Series A, B, E, E-2 and F Preferred Stock will be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A, B, E, E-2 and F Preferred Stock pursuant to this Paragraph 5. Such notice need not be given in advance of the occurrence of a Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A, B, E, E-2 and F Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A, B, E, E-2 and F Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A, B, E, E-2 and F Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Paragraph 5. On the Mandatory Conversion Date, all rights with respect to the Series A, B, E, E-2 and F Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A, B, E, E-2 or F Preferred Stock has been converted, and payment of any declared or accrued but unpaid dividends thereon (all of which shall be deemed to be declared by the Board of Directors on the Mandatory Conversation Date). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A, B, E, E-2 or F Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subparagraph 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

            (c) All certificates evidencing shares of Series A, B, E, E-2 and F Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A, B, E, E-2 or F Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A, B, E, E-2 or F Preferred Stock accordingly.

      6.    Optional Redemption.

            (a) Election of Holders to Require Redemption. At any time, on or after the earlier to occur of: (i) March 6, 2005 or (ii) such date as any other outstanding Series Preferred Stock of the Corporation is eligible for redemption, at the election of the holders of at least 66 2/3% of the shares of Series A, B, C, D, E, E-2 and F Preferred Stock then outstanding and voting together as a single class, the Corporation shall, to the extent permitted by law at such time, be required to redeem all of the outstanding shares of Series A, B, C, D, E, E-2 and F Preferred Stock, in three equal annual installments, with one-third of the shares redeemable on the Redemption Date (as defined below), one-third redeemable on the first anniversary of the Redemption Date (the "Second Redemption Date") and one-third redeemable on the second anniversary of the Redemption Date (the "Third Redemption Date") upon the terms described in this Paragraph 6. The holders of the outstanding shares of Series F Preferred Stock shall be entitled to redemption of the shares of the outstanding Series F Preferred Stock then held by such holders on each of the Redemption Date (as defined below), the Second Redemption Date and the Third Redemption date prior to any redemption of the outstanding shares of Series A, B, C, D, E and E-2 Preferred Stock.

            (b) Redemption Price. The redemption price per share of Series A Preferred Stock shall be $3.25 per share, plus an additional $.29 per share for each full year between July 30, 1999 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon, and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series A Preferred Stock (the "Series A Redemption Price"). The redemption price per share of Series B Preferred Stock shall be $3.25 per share, plus an additional $.29 per share for each full year between July 30, 1999 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon, and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series B Preferred Stock (the "Series B Redemption Price"). The redemption price per share of Series C Preferred Stock shall be $3.25 per share, plus an additional $.29 per share for each full year between July 30, 1999 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series C Preferred Stock (the "Series C Redemption Price"). The redemption price per share of Series D Preferred Stock shall be $3.25 per share, plus an additional $.29 per share for each full year between July 30, 1999 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series D Preferred Stock (the "Series D Redemption Price"). The redemption price per share of Series E Preferred Stock shall be $3.25 per share, plus an additional $.29 per share for each full year between July 30, 1999 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series E Preferred Stock (the "Series E Redemption Price"). The redemption price per share of Series E-2 Preferred Stock shall be $3.25 per share, plus an additional $.29 per share for each full year between July 30, 1999 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series E-2 Preferred Stock (the "Series E-2 Redemption Price"). The redemption price per share of Series F Preferred Stock shall be $5.10 per share, plus an additional $.46 per share for each full year between March 6, 2000 and the applicable Redemption Date, plus all accrued and unpaid dividends thereon and less all dividends actually paid thereon, on such share up to and including the date fixed for redemption of such shares of Series F Preferred Stock (the "Series F Redemption Price"). The Series A Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series A Preferred Stock. The Series B Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series B Preferred Stock. The Series C Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series C Preferred Stock. The Series D Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series D Preferred Stock. The Series E Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series E Preferred Stock. The Series E-2 Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series E-2 Preferred Stock. The Series F Redemption Price shall be equitably adjusted whenever there shall occur a subdivision, combination, reclassification or recapitalization relating to the Series F Preferred Stock.

            (c) Redemption Notice. If the holders of a majority of the outstanding shares of Series A, B, C, D, E, E-2 and F Preferred Stock shall elect to require the Corporation to redeem all of the outstanding shares of Series A, B, C, D, E, E-2 and F Preferred Stock (the "Redeeming Preferred Stock"), such holders shall deliver a written notice to the Corporation not less than thirty (30) days prior to a date fixed by such holders for the redemption of the shares of Redeeming Preferred Stock (the "Redemption Date") and stated in such notice. Not later than five (5) days prior to the Redemption Date, the Corporation shall mail, postage prepaid, written notice of the redemption (the "Redemption Notice") to each holder of record of Redeeming Preferred Stock, at its address as appears on the records of the Corporation. Failure of the Corporation to deliver the Redemption Notice shall not affect its obligation to redeem any shares of Redeeming Preferred Stock pursuant to this Paragraph 6. The Redemption Notice shall state:

            (i) the total number of shares of Redeeming Preferred Stock to be redeemed on the Redemption Date, the Second Redemption Date and the Third Redemption Date and the number of shares of Redeeming Preferred Stock to be redeemed on each such date from the holder to which such notice is addressed;

            (ii) the date of the Redemption Date, the Second Redemption Date and the Third Redemption Date and the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price, Series E Redemption Price Series E-2 Redemption Price and Series F Redemption Price, as applicable; and

            (iii) that the holder shall surrender to the Corporation on or before the Redemption Date, the Second Redemption Date and the Third Redemption Date at its principal office or such other place as may be designated in the Redemption Notice, any certificate(s) held by it representing shares to be redeemed.

            (d) Surrender of Certificates. Each holder of shares of Redeeming Preferred Stock being redeemed shall surrender the certificate(s) held by it representing such shares to the Corporation at its principal office or such other place as may be designated in the Redemption Notice. Upon such surrender, the Corporation shall pay to the order of the person whose name appears on such certificate(s) the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price, Series E Redemption Price, Series E-2 Redemption Price or Series F Redemption Price, as applicable, for such shares, and each surrendered certificate shall be cancelled. In the event that, pursuant to Subparagraph 6(a) of this Section C, not all of the shares of Redeeming Preferred Stock represented by a surrendered certificate are being redeemed, the Corporation shall deliver to the holder, at the expense of the Corporation, a new certificate representing the number of shares of Redeeming Preferred Stock not redeemed.

            (e) No Dividends, Conversion or Interest after Redemption. If the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in an irrevocable trust for the benefit of the holders of the Redeeming Preferred Stock that has been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after such redemption date, shall not be entitled to any further dividends pursuant to Paragraph 1 of this Section C and shall not be entitled to conversion pursuant to Paragraph 4 of this Section C, and all rights of holders of such shares so called for redemption shall forthwith, after such redemption date, cease and terminate, excepting only the right to receive the redemption funds therefor to which they are entitled, but without interest. Any interest accrued on funds so deposited and unclaimed by stockholders entitled thereto shall be paid to such stockholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Redeeming Preferred Stock which shall have been called for redemption shall not, within six (6) years after the Redemption Date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any shares of Redeeming Preferred Stock, or otherwise, shall be returned to the Corporation forthwith.

            (f) Dividends on Shares Not Redeemed. Any shares of Redeeming Preferred Stock not redeemed when and as required by this paragraph shall continue to bear dividends at 200% of the rate, and otherwise in the same manner, as set forth in Subparagraphs 1(a), 1(b), 1(c) and 1(d) of this Section C.

      7. Amendments to the Certificate of Incorporation. Notwithstanding the provisions of Article TENTH hereof, the provisions of Paragraph 3 hereof may not be repealed or amended in any respect, nor may any other provision be amended, adopted or repealed which would have the effect of modifying or permitting circumvention of such provisions, unless (i) with respect to Paragraph 3, except for Subparagraphs (b), (c), (d), (e), (g), (h) or (i) such action is approved by the affirmative vote or written consent of the holders of not less than 66 2/3% of the issued and outstanding shares of Series A, B, E, E-2 and F Preferred Stock, exclusively and voting together as a single class; (ii) with respect to Subparagraph 3(b), such action is approved by the affirmative vote or written consent of the holders of a majority of the Series A Preferred Stock voting separately as a class, (iii) with respect to Subparagraph 3(c), such action is approved by the affirmative vote or written consent of the holders of a majority of the Series B Preferred Stock voting separately as a class, (iv) with respect to Subparagraph 3(d), such action is approved by the affirmative vote or written consent of the holders of a majority of the Series E and E-2 Preferred Stock voting separately as a class, (v) with respect to Subparagraph 3(e), such action is approved by the affirmative vote or written consent of the holders of at least 60% of the Series F Preferred Stock voting separately as a class, (vi) with respect to Subparagraph 3(g), such action is approved by the affirmative vote or written consent of the holders of a majority of the issued and outstanding Qualified Series E and E-2 Preferred Stock and Series F Preferred Stock, exclusively and voting together as a single class, (vii) with respect to Subparagraph 3(h), such action is approved by the affirmative vote or written consent of the holders of a majority of the issued and outstanding Qualified Series E and E-2 Preferred Stock, exclusively and voting together as a single class, and (viii) with respect to Subparagraph 3(i), such action is approved by the affirmative vote or written consent of the holders of at least 60% of the issued and outstanding shares of Series F Preferred Stock exclusively and voting together as a single class.

D.    SERIES C CONVERTIBLE PREFERRED STOCK AND SERIES D CONVERTIBLE PREFERRED
STOCK.

      Seventy-Seven Thousand Five Hundred Nineteen (77,519) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") and Three Hundred Twenty Thousand (320,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series D Convertible Preferred Stock" (the "Series D Preferred Stock"), each of the Series C and D Preferred Stock with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

      1.    Dividends.

            (a) The holders of the outstanding shares of Series C and D Preferred Stock shall, assuming the conversion of all shares to shares of Common Stock as provided in Paragraph 4 (an "As Converted Basis"), be entitled to receive, out of any funds legally available therefor, such dividends or distributions when and if declared by the Board of Directors of the Corporation sharing ratably with holders of Common Stock on an As Converted Basis.

            (b) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock or Series D Preferred Stock until the holders of the Series C Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series C Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series C Preferred Stock is then convertible.

            (c) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock until the holders of the Series D Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series D Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series D Preferred Stock is then convertible.

            (d) For purposes of this Paragraph 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

      2. Liquidation, Dissolution or Winding up; Certain Mergers, Consolidations and Asset Sales.

      (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of the F Liquidation Amount which may be paid to the holders of Series F Preferred Stock, and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series F Preferred Stock, holders of Series C and D Preferred Stock then outstanding upon the dissolution, liquidation or winding up of the Corporation, and holders of other shares of Junior Stock then outstanding shall share ratably, on an As Converted Basis, in the remaining assets and funds of the Corporation available for distribution to its stockholders; provided, however, that if the holders of the Series E and E-2 Preferred Stock elect to receive the E Liquidation Amount, after the payment of the F Liquidation Amount to the holders of the Series F Preferred Stock (and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series F Preferred Stock), and the payment of the E Liquidation Amount to the holders of the Series E and E-2 Preferred Stock (and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series E and E-2 Preferred Stock), holders of Series C and D Preferred Stock then outstanding upon the dissolution, liquidation or winding up of the Corporation, and holders of other shares of Junior-2 Stock then outstanding shall share ratably, on an As Converted Basis, in the remaining assets and funds of the Corporation available for distribution to its stockholders.

            (b) The occurrence of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subparagraph 2(a) above, unless the holders of a majority of the then outstanding shares of Series E, E-2 and F Preferred Stock, exclusively and voting together as a single class), elect that such event not constitute a liquidation, by giving written notice thereof to the Corporation at least three days before the effective date of, unless such event. In the event of a deemed liquidation, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series C and D Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subparagraph (b) is given, the provisions of Subparagraph 4(i) shall apply.

      3. Voting. Each holder of outstanding shares of Series C or D Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C or D Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Paragraph 4 of this Section D), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions establishing any other series of Series Preferred Stock, holders of Series C and D Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

      4. Optional Conversion. The holders of the Series C and D Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

            (a) Right to Convert. Each share of Series C and D Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by (i) dividing $3.25 by the Series C Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series C Preferred Stock; and (ii) dividing $3.25 by the Series D Conversion Price (as defined below) in effect at the time of conversion with respect to shares of Series D Preferred Stock. The "Series C Conversion Price" shall initially be $3.25, and the "Series D Conversion Price" shall initially be $3.25. Such initial Series C Conversion Price and Series D Conversion Price (collectively, sometimes referred to as "Conversion Prices") and the rate at which shares of Series C Preferred Stock and Series D Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

      In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series C and D Preferred Stock.

            (b) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series C or D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series C Conversion Price or Series D Conversion Price, as applicable.

            (c)   Mechanics of Conversion.

                  (i) In order for a holder of Series C or D Preferred Stock to convert shares of Series C or D Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series C or D Preferred Stock, at the office of the transfer agent for the Series C or D Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series C or D Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series C or D Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                  (ii) The Corporation shall at all times when the Series C and D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series C and D Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C and D Preferred Stock.

                  (iii) Upon any such conversion, no adjustment to the Conversion Prices shall be made for any declared or accrued but unpaid dividends on the Series C or D Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                  (iv) All shares of Series C and D Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared or accrued but unpaid thereon. Any shares of Series C and D Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series C or D Preferred Stock accordingly.

                  (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series C or D Preferred Stock pursuant to this Paragraph 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series C or D Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

            (d) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the date on which the first share of Series C Preferred Stock or Series D Preferred Stock, as applicable was issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Series C Conversion Price and Series D Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Series C Conversion Price and Series D Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (e) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series C Conversion Price and Series D Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series C Conversion Price and Series D Conversion Price then in effect by a fraction:

                  (x) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (y) the denominator of which shall be the total number of
            shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series C Conversion Price and Series D Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series C Conversion Price and Series D Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

            (f) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series C and D Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series C or D Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series C or D Preferred Stock.

            (g) Adjustment for Reclassification, Exchange, or Substitution. If the Common Stock issuable upon the conversion of the Series C or D Preferred Stock shall be changed into the same or a different, number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series C or D Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series C or D Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

            (h) Adjustment for Merger or Reorganization, etc. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subparagraph 2(b)), each share of Series C and D Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series C or D Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Paragraph 4 set forth with respect to the rights and interest thereafter of the holders of the Series C and D Preferred Stock, to the end that the provisions set forth in this Paragraph 4 (including provisions with respect to changes in and other adjustments of the Conversion Prices) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series C or D Preferred Stock.

            (i) No Impairment. The Corporation will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C and D Preferred Stock against impairment.

            (j) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Prices pursuant to this Paragraph 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C or D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C or D Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series C Conversion Price or Series D Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series C or D Preferred Stock, as applicable.

            (k)   Notice of Record Date.  In the event:

                  (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;


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                  (ii) that the Corporation subdivides or combines its
            outstanding shares of Common Stock;

                  (iii) of any reclassification of the Common Stock of the
            Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                  (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series C and D Preferred Stock, and shall cause to be mailed to the holders of the Series C and D Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

      5.    Mandatory Conversion.

            (a) All outstanding shares of Series C and D Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective Series C Conversion Price or Series D Conversion Price, as applicable, (i) upon the closing of the sale of shares of Common Stock, at a price of at least $10.20 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $20,000,000 of gross proceeds to the Corporation, or (ii) upon the affirmative vote or written consent of the holders of not less than a majority of the issued and outstanding shares of Series E, E-2 and F Preferred Stock, exclusively and voting together as a single class to convert all shares of Series C and D Preferred Stock (the "C and D Mandatory Conversion Date").


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

            (b) All holders of record of shares of Series C and D Preferred Stock will be given written notice of the C and D Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series C and D Preferred Stock pursuant to this Paragraph 5. Such notice need not be given in advance of the occurrence of a C and D Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series C and D Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series C and D Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series C and D Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Paragraph 5. On the C and D Mandatory Conversion Date, all rights with respect to the Series C and D Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series C or D Preferred Stock has been converted, and payment of any declared or accrued but unpaid dividends thereon (all of which shall be deemed to be declared by the Board of Directors on the C and D Mandatory Conversation Date). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the C and D Mandatory Conversion Date and the surrender of the certificate or certificates for Series C or D Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subparagraph 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

            (c) All certificates evidencing shares of Series C and D Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the C and D Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series C or D Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series C or D Preferred Stock accordingly.


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


      IN WITNESS WHEREOF, this Certificate of Amendment to be executed by its President this 3rd day of March, 2000.


                                          VARIAGENICS, INC.



                                          By:   /s/  Taylor J. Crouch
                                             -----------------------------
                                             Taylor J. Crouch, President


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